UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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GREAT-WEST FUNDS, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GREAT-WEST FUNDS, INC.

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW

January 6, 2013

Dear Shareholder,

We are writing to inform you of the upcoming annual meeting of shareholders of Great-West Funds, Inc. (“Great-West Funds”) to vote on important matters affecting Great-West Funds. The meeting will be held on March 3, 2014 at 8515 East Orchard Road, Greenwood Village, Colorado 80111 at 10:00 a.m. Mountain Time. We are asking shareholders to elect five members to the Board of Directors of Great-West Funds and to approve a new investment advisory agreement with Great-West Capital Management, LLC (“GWCM”). In addition, shareholders of the Great-West Putnam High Yield Bond Fund and Great-West Putnam Equity Income Fund are asked to approve a new sub-advisory agreement with Putnam Investment Management, LLC (“Putnam”).

In addition to the election of directors, the meeting is being called because of a change in control of Power Corporation of Canada, the ultimate parent company of GWCM and Putnam. As a result of the change in control of Power Corporation of Canada, Great-West Funds’ investment advisory agreement with GWCM, as well as the sub-advisory agreement among Great-West Funds, GWCM and Putnam, terminated.

To avoid disruption of the investment programs of Great-West Funds, the Board of Directors of Great-West Funds approved an interim investment advisory agreement with GWCM and an interim sub-advisory agreement among Great-West Funds, GWCM and Putnam in accordance with Rule 15a-4 under the Investment Company Act of 1940. The interim agreements remain in effect for 150 days from the termination of the prior agreements (until March 7, 2014) or until shareholders approve new investment advisory and sub-advisory agreements, as applicable, whichever is sooner. The material terms of the new investment advisory and sub-advisory agreements are identical to the material terms of the prior agreements.

The question and answer section that follows discusses the proposals. The proxy statement itself provides greater detail about the proposals. The Board of Directors of Great-West Funds recommends that you read the enclosed materials carefully and vote FOR each proposal.

You may vote in person at the meeting or choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting):

•	Mail: Complete and return the enclosed proxy card.
•	Internet: Access the website shown on your proxy card and follow the online instructions.
•	Telephone: Call the toll-free number shown on your proxy card and follow the recorded instructions.

Thank you for your response and your continued investment in Great-West Funds.

Sincerely,

/s/ Mitchell T.G. Graye
Mitchell T.G. Graye
President & Chief Executive Officer
Great-West Funds, Inc.

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposals that require a shareholder vote.

PROPOSAL 1 – TO ELECT FIVE MEMBERS OF THE BOARD OF DIRECTORS

Q.	Why am I being asked to elect members of the Board of Directors?

A.	The members of the Board of Directors (the “Board”) serve as representatives of Fund shareholders. Members of the Board are fiduciaries and have an obligation to serve the best interests of the Funds. The Investment Company Act of 1940 (the “1940 Act”) requires that a majority of the Directors be elected by shareholders. In addition, the Board may fill vacancies or appoint new Directors only if at least two-thirds of the Directors have been elected by shareholders immediately following their appointment.

The Board currently consists of five Directors, four of whom have been elected by shareholders and one of whom was appointed by the Board. One of the four Directors who was elected by shareholders will be retiring from the Board in September 2014 pursuant to the retirement policy adopted by the Board. As a result of the impending retirement, there will be a vacancy on the Board. During a transition period, both the retiring Director as well as his successor would serve as Directors and the Board would consist of six Directors during that period. You are being asked to re-elect three existing Directors, elect the Director previously appointed by the other Directors, and elect a new Director to fill the retirement vacancy.

PROPOSAL 2 – TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN GREAT-WEST FUNDS, INC. AND GREAT-WEST CAPITAL MANAGEMENT, LLC

Q.	Why am I being asked to approve a new investment advisory agreement?

A.	You are being asked to approve a new investment advisory agreement between Great-West Funds, Inc. (“Great-West Funds”) and Great-West Capital Management, LLC (“GWCM”) because the previous investment advisory agreement, which had been in place since 1997, terminated as a result of a change of control of GWCM.

The death of Paul G. Desmarais on October 8, 2013 resulted in a change in the ultimate control of Power Corporation of Canada, the ultimate parent company of GWCM, the investment adviser to Great-West Funds. Control of the voting securities of Power Corporation of Canada held directly or controlled indirectly by Mr. Desmarais, which represented greater than a majority of the voting securities of Power Corporation of Canada, were transferred to the Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Mr. Desmarais (the “Trust”). As a result, the Trust has voting control of Power Corporation of Canada.

The transfer of voting control over Power Corporation of Canada resulted in a change of control of GWCM and, therefore, constituted an “assignment” of the investment advisory agreement between GWCM and Great-West Funds. Under the 1940 Act, an investment advisory agreement automatically terminates upon its “assignment.”

In order to avoid disruption of the investment management program of the Funds, the Board approved an interim investment advisory agreement with GWCM. The interim investment advisory agreement became effective on October 8, 2013 and will remain in effect for 150 days or until shareholders of the Funds approve the new investment advisory agreement with GWCM.

The material terms of the new investment advisory agreement are identical to the material terms of the previous investment advisory agreement.

Q.	How would the new investment advisory agreement affect my investment in a Fund and the fees and expenses I pay as a shareholder of the Fund?

A.	The new investment advisory agreement will not affect your investment in your Fund. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the implementation of the new investment advisory agreement. With respect to each Fund, under the new investment advisory agreement the same portfolio management team will continue to manage the Fund’s portfolio and the investment objectives, principal investment strategies and investment policies of the Fund will remain the same.

The fees and expenses that you pay as a shareholder of a Fund are not expected to increase as a result of the new investment advisory agreement. The adoption of the proposal would not result in an increase in the rate of any Fund’s investment management fee and the Funds will not bear any portion of the costs associated with the proxy statement.

Q.	How does the Board of Directors recommend that I vote?

A.	The Board unanimously recommends that shareholders vote FOR the proposal.

Q.	What will happen if the new investment advisory agreement is not approved by the shareholders?

A.	If shareholders do not approve the new investment advisory agreement, the new investment advisory agreement will not become effective. The Board will meet to consider other alternatives to the new investment advisory agreement prior to the date of the expiration of the interim investment advisory agreement.

PROPOSAL 3 – TO APPROVE A NEW SUB-ADVISORY AGREEMENT AMONG GREAT-WEST FUNDS, INC., GREAT-WEST CAPITAL MANAGEMENT, LLC AND PUTNAM INVESTMENT MANAGEMENT, LLC (GREAT-WEST PUTNAM HIGH YIELD BOND FUND AND GREAT-WEST PUTNAM EQUITY INCOME FUND ONLY)

Q.	Why am I being asked to approve a new sub-advisory agreement?

A.	Shareholders of Great-West Putnam High Yield Bond Fund and Great-West Putnam Equity Income Fund (the “Putnam Sub-Advised Funds”) are being asked to approve a new sub-advisory agreement among Great-West Funds, GWCM and Putnam Investment Management, LLC (“Putnam”) because the previous sub-advisory agreement terminated as a result of a change of control of GWCM and Putnam.

The death of Paul G. Desmarais on October 8, 2013 resulted in a change in the ultimate control of Power Corporation of Canada, the ultimate parent company of GWCM, the investment adviser to Great-West Funds, and Putnam, the sub-adviser to the Putnam Sub-Advised Funds. Control of the voting securities of Power Corporation of Canada held directly or controlled indirectly by Mr. Desmarais, which represented greater than a majority of the voting securities of Power Corporation of Canada, were transferred to the Trust. As a result, the Trust has voting control of Power Corporation of Canada.

The transfer of voting control over Power Corporation of Canada resulted in a change of control of GWCM and Putnam and, therefore, constituted an “assignment” of the sub-advisory agreement among Great-West Funds, GWCM and Putnam. Under the 1940 Act, a sub-advisory agreement automatically terminates upon its “assignment.”

In order to avoid disruption of the investment management program of the Putnam Sub-Advised Funds, the Board approved an interim sub-advisory agreement among Great-West Funds, GWCM and Putnam. The interim sub-advisory agreement became effective on October 8, 2013 and will remain in effect for 150 days or until shareholders of the Putnam Sub-Advised Funds approve the new sub-advisory agreement.

The material terms of the new sub-advisory agreement are identical to the material terms of the previous sub-advisory agreement.

Q.	How would the new sub-advisory agreement affect my investment in a Putnam Sub-Advised Fund and the fees and expenses I pay as a shareholder of the Putnam Sub-Advised Fund?

A.	The new sub-advisory agreement will not affect your investment in your Putnam Sub-Advised Fund. You will still own the same number of shares in the Putnam Sub-Advised Fund and the value of your investment will not change as a result of the implementation of the new sub-advisory agreement. With respect to each Putnam Sub-Advised Fund, under the new sub-advisory agreement the same portfolio management team will continue to manage the Putnam Sub-Advised Fund’s portfolio and the investment objectives, principal investment strategies and investment policies of the Putnam Sub-Advised Fund will remain the same.

The fees and expenses that you pay as a shareholder of a Putnam Sub-Advised Fund are not expected to increase as a result of the new investment advisory agreement. The adoption of the proposal would not result in an increase in the rate of either Putnam Sub-Advised Fund’s investment management fee and the Putnam Sub-Advised Funds will not bear any portion of the costs associated with the proxy statement or the new sub-advisory agreement.

Q.	How does the Board of Directors recommend that I vote?

A.	The Board unanimously recommends that shareholders vote FOR the proposal.

Q.	What will happen if the new sub-advisory agreement is not approved by shareholders?

A.	If shareholders do not approve the new sub-advisory agreement, the new sub-advisory agreement will not become effective. The Board will meet to consider other alternatives to the new sub-advisory agreement prior to the date of the expiration of the interim sub-advisory agreement.

VOTING INFORMATION

Q.	Who is eligible to vote for Proposals 1 and 2?

A.	Any person who owned shares of a Fund (directly or beneficially) on the “record date,” which is December 9, 2013 (even if that person has since sold those shares).

Q.	Who is eligible to vote for Proposal 3?

A.	Any person who owned shares of Great-West Putnam High Yield Bond Fund or Great-West Putnam Equity Income Fund (directly or beneficially) on the “record date,” which is December 9, 2013 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

•	Through the Internet. Please follow the instructions on your proxy card.
•	By telephone, with a toll-free call to the phone number indicated on the proxy card.
•	By mailing in your proxy card.
•	In person at the meeting in Greenwood Village, Colorado on March 3, 2014.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS

GREAT-WEST FUNDS, INC.

Great-West Money Market Fund	Great-West Conservative Profile II Fund
Great-West Short Duration Bond Fund	Great-West Moderately Conservative Profile II Fund
Great-West U.S. Government Mortgage Securities Fund	Great-West Moderate Profile II Fund
Great-West Federated Bond Fund	Great-West Moderately Aggressive Profile II Fund
Great-West Bond Index Fund	Great-West Aggressive Profile II Fund
Great-West Loomis Sayles Bond Fund	Great-West Lifetime 2015 Fund I
Great-West Putnam High Yield Bond Fund	Great-West Lifetime 2015 Fund II
Great-West Templeton Global Bond Fund	Great-West Lifetime 2015 Fund III
Great-West Loomis Sayles Small Cap Value Fund	Great-West Lifetime 2025 Fund I
Great-West Invesco Small Cap Value Fund	Great-West Lifetime 2025 Fund II
Great-West S&P Small Cap 600® Index Fund	Great-West Lifetime 2025 Fund III
Great-West Small Cap Growth Fund	Great-West Lifetime 2035 Fund I
Great-West Goldman Sachs Mid Cap Value Fund	Great-West Lifetime 2035 Fund II
Great-West Ariel Mid Cap Value Fund	Great-West Lifetime 2035 Fund III
Great-West S&P Mid Cap 400® Index Fund	Great-West Lifetime 2045 Fund I
Great-West T. Rowe Price Mid Cap Growth Fund	Great-West Lifetime 2045 Fund II
Great-West T. Rowe Price Equity Income Fund	Great-West Lifetime 2045 Fund III
Great-West Putnam Equity Income Fund	Great-West Lifetime 2055 Fund I
Great-West Stock Index Fund	Great-West Lifetime 2055 Fund II
Great-West S&P 500® Index Fund	Great-West Lifetime 2055 Fund III
Great-West American Century Growth Fund	Great-West SecureFoundation® Lifetime 2015 Fund
Great-West Multi-Manager Large Cap Growth Fund	Great-West SecureFoundation® Lifetime 2020 Fund
Great-West MFS International Value Fund	Great-West SecureFoundation® Lifetime 2025 Fund
Great-West International Index Fund	Great-West SecureFoundation® Lifetime 2030 Fund
Great-West MFS International Growth Fund	Great-West SecureFoundation® Lifetime 2035 Fund
Great-West Real Estate Index Fund	Great-West SecureFoundation® Lifetime 2040 Fund
Great-West Conservative Profile I Fund	Great-West SecureFoundation® Lifetime 2045 Fund
Great-West Moderately Conservative Profile I Fund	Great-West SecureFoundation® Lifetime 2050 Fund
Great-West Moderate Profile I Fund	Great-West SecureFoundation® Lifetime 2055 Fund
Great-West Moderately Aggressive Profile I Fund	Great-West SecureFoundation® Balanced Fund
Great-West Aggressive Profile I Fund	Great-West SecureFoundation® Balanced ETF Fund

(the “Fund(s)”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on March 3, 2014

Dear Shareholder:

You are hereby notified that Great-West Funds, Inc. (“Great-West Funds”) will hold an annual meeting of shareholders (the “Meeting”) at 8515 East Orchard Road, Greenwood Village, Colorado 80111 on Monday, March 3, 2014 at 10:30 a.m. Mountain Time. The Meeting is being held so that shareholders can consider the following proposals and transact such other business as may be properly brought before the meeting:

1.	To elect five members of the Board of Directors;

2.	To approve a new investment advisory agreement between Great-West Funds, Inc. and Great-West Capital Management, LLC; and

3.	To approve a new sub-advisory agreement among Great-West Funds, Inc., Great-West Capital Management, LLC and Putnam Investment Management, LLC.

Shareholders of record of the Funds at the close of business on the record date, December 9, 2013, are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Shareholders of the Funds and owners of certain variable annuity contracts, variable life insurance policies, individual retirement accounts, and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest (including fractional interest) in the Funds. The Notice of Annual Meeting of Shareholders, proxy statement and proxy card is being mailed on or about January 7, 2013.

You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote one of three ways:

1.	By telephone:	Please call the toll-free number listed on your proxy card and follow the instructions. Please have your proxy card available. Votes submitted via telephone must be received by 11:59 p.m., Mountain Time, on March 2, 2014.

2.	By Internet:	Visit .com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Mountain Time, on March 2, 2014.

3.	By mail:	Return your signed and dated proxy in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

For any questions regarding the proxy materials or for questions about how to vote your shares, please call our proxy information line toll-free 1-866-        -        . Representatives are available to assist you Monday through Friday [9 a.m. to 10 p.m. Eastern Standard Time].

The enclosed proxy is being solicited by the Board of Directors of Great-West Funds. Thank you for taking the time to review these materials and for voting your shares.

By Order of the Board of Directors

/s/ Ryan L. Logsdon
Ryan L. Logsdon
Assistant Vice President, Counsel & Secretary
Great-West Funds, Inc.

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Just follow the simple instructions that appear on your proxy card. Please help reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today. If you wish to attend the meeting and vote your shares in person at the meeting at that time, you will still be able to do so.

GREAT-WEST FUNDS, INC.

Great-West Money Market Fund	Great-West Conservative Profile II Fund
Great-West Short Duration Bond Fund	Great-West Moderately Conservative Profile II Fund
Great-West U.S. Government Mortgage Securities Fund	Great-West Moderate Profile II Fund
Great-West Federated Bond Fund	Great-West Moderately Aggressive Profile II Fund
Great-West Bond Index Fund	Great-West Aggressive Profile II Fund
Great-West Loomis Sayles Bond Fund	Great-West Lifetime 2015 Fund I
Great-West Putnam High Yield Bond Fund	Great-West Lifetime 2015 Fund II
Great-West Templeton Global Bond Fund	Great-West Lifetime 2015 Fund III
Great-West Loomis Sayles Small Cap Value Fund	Great-West Lifetime 2025 Fund I
Great-West Invesco Small Cap Value Fund	Great-West Lifetime 2025 Fund II
Great-West S&P Small Cap 600® Index Fund	Great-West Lifetime 2025 Fund III
Great-West Small Cap Growth Fund	Great-West Lifetime 2035 Fund I
Great-West Goldman Sachs Mid Cap Value Fund	Great-West Lifetime 2035 Fund II
Great-West Ariel Mid Cap Value Fund	Great-West Lifetime 2035 Fund III
Great-West S&P Mid Cap 400® Index Fund	Great-West Lifetime 2045 Fund I
Great-West T. Rowe Price Mid Cap Growth Fund	Great-West Lifetime 2045 Fund II
Great-West T. Rowe Price Equity Income Fund	Great-West Lifetime 2045 Fund III
Great-West Putnam Equity Income Fund	Great-West Lifetime 2055 Fund I
Great-West Stock Index Fund	Great-West Lifetime 2055 Fund II
Great-West S&P 500® Index Fund	Great-West Lifetime 2055 Fund III
Great-West American Century Growth Fund	Great-West SecureFoundation® Lifetime 2015 Fund
Great-West Multi-Manager Large Cap Growth Fund	Great-West SecureFoundation® Lifetime 2020 Fund
Great-West MFS International Value Fund	Great-West SecureFoundation® Lifetime 2025 Fund
Great-West International Index Fund	Great-West SecureFoundation® Lifetime 2030 Fund
Great-West MFS International Growth Fund	Great-West SecureFoundation® Lifetime 2035 Fund
Great-West Real Estate Index Fund	Great-West SecureFoundation® Lifetime 2040 Fund
Great-West Conservative Profile I Fund	Great-West SecureFoundation® Lifetime 2045 Fund
Great-West Moderately Conservative Profile I Fund	Great-West SecureFoundation® Lifetime 2050 Fund
Great-West Moderate Profile I Fund	Great-West SecureFoundation® Lifetime 2055 Fund
Great-West Moderately Aggressive Profile I Fund	Great-West SecureFoundation® Balanced Fund
Great-West Aggressive Profile I Fund	Great-West SecureFoundation® Balanced ETF Fund

(the “Fund(s))

PROXY STATEMENT

Executive Offices: 8515 East Orchard Road

Greenwood Village, Colorado 80111

Mailing Address: P.O. Box 1700

Denver, Colorado 80201

ANNUAL MEETING OF SHAREHOLDERS

March 3, 2014

Introduction

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Great-West Funds, Inc. (“Great-West Funds”), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Funds (the “Meeting”), to be held at 8515 East Orchard Road, Greenwood Village, Colorado 80111, on Monday, March 3, 2014 at 10:30 a.m. Mountain Time.

You will find this proxy statement divided into five parts:

Part 1	Provides details on the proposal to elect five members of the Board of Directors
Part 2	Provides details on the proposal to approve a new investment advisory agreement
Part 3	Provides details on the proposal to approve a new sub-advisory agreement
Part 4	Provides information about ownership of shares of the Funds
Part 5	Provides information on proxy voting and the operation of the Meeting

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card will be mailed beginning on or about January 7, 2013.

The Board of Great-West Funds has fixed the close of business on December 9, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”). Shareholders of the Funds include insurance company separate accounts, owners of individual retirement accounts, qualified retirement plans, asset allocation funds that are series of Great-West Funds, and Great-West Capital Management, LLC (“GWCM”), which provided initial capital for certain of the Funds. Only shareholders of the Fund and variable contract owners with contract values allocated to a separate account sub-account that invests in a Fund (“Contract Owners”) are eligible to vote or provide voting instructions.

Summary of Proposals

You are being asked to consider and vote on a number of proposals. Not all of the proposals apply to all Funds. The proposals are as follows:

	Proposal	Funds Affected
1.	To elect five (5) members of the Board of Directors of Great-West Funds	All Funds
2.	To approve a new investment advisory agreement between Great-West Funds and GWCM	All Funds
3.	To approve a new sub-advisory agreement among Great-West Funds, GWCM and Putnam Investment Management, LLC (“Putnam”)	Great-West Putnam High Yield Bond Fund and Great-West Putnam Equity Income Fund
4.	To consider and act upon any other business that may properly come before the Meeting or any adjournment thereof	All Funds

The Board, including all of the Directors who are not “interested persons” of Great-West Funds, recommends that shareholders vote FOR each of the proposals.

Fund Service Providers

The investment adviser to Great-West Funds is GWCM. The principal underwriter of Great-West Funds is GWFS Equities, Inc. (“GWFS”). GWCM has contracted with Great-West Life & Annuity Insurance Company (“GWL&A”) to provide certain record keeping and administrative services for Great-West Funds. GWCM and GWFS are subsidiaries of GWL&A and are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

PART 1

DESCRIPTION OF PROPOSAL TO ELECT MEMBERS OF THE BOARD OF DIRECTORS

It is proposed that five Directors be elected at the Meeting to serve until their successors are elected and qualified.

The Board currently consists of five Directors, four of whom have been elected by shareholders and one of whom was appointed by the Board. One of the four Directors who was elected by shareholders will be retiring from the Board in September 2014 pursuant to the retirement policy adopted by the Board. As a result of the impending retirement, there will be a vacancy on the Board. During a transition period, both the retiring Director as well as his successor would serve as Directors and the Board would consist of six Directors during that period. You are being asked to re-elect the three remaining Directors previously elected by shareholders, Mitchell T.G. Graye, Gail H. Klapper and Charles P. Nelson (the “Current Directors”). You are also being asked to elect Stephen G. McConahey and Donna L. Lynne (the “Nominees”) to the Board. Stephen G. McConahey is currently a member of the Board after having been appointed by the Board to fill a vacancy, but he has not previously been elected by shareholders. The Board unanimously recommends that you vote to elect Stephen G. McConahey and Donna L. Lynne to the Board.

The Board selected Mr. McConahey and Ms. Lynne as Independent Directors (as defined below) after they were nominated and approved by the other Independent Directors of Great-West Funds. Mr. McConahey was nominated and approved on December 9, 2010, and Ms. Lynne was nominated and approved on December 12, 2013.

Each Current Director and Nominee has consented to serve as Director. The Board knows of no reason why any of the Current Directors or Nominees will be unable to serve, but if for any reason a Current Director or Nominee should become unable or unwilling to stand for election as Director, either the shares represented by all voting instruction cards authorizing votes for such Current Director or Nominee will be voted for the election of such other person(s) as the Board may recommend or the number of Directors to be elected at the Meeting will be reduced accordingly.

Set forth below is information about the two Nominees.

Mr. Stephen G. McConahey has consented to be named and is currently a member of the Board. He is not an interested person of Great-West Funds, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. McConahey replaced Dr. Richard Koeppe, who retired as a Director in 2011. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVEREN Securities, Inc., a securities brokerage firm. Prior to his positions with EVEREN, Mr. McConahey had been Senior Vice President for corporate and international development for Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the Regional Firm Advisory Committee of the New York Stock Exchange. Mr. McConahey received a B.S. in Political Science from the University of Wisconsin and an M.B.A from Harvard Business School. Upon graduation from Harvard, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s Special Assistant for Intergovernmental Affairs. He has served on the boards of the Downtown Denver Partnership and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. He is currently a member of the Board of Directors of Guaranty Bancorp, The IMA Financial Group, Inc., the State of Colorado Venture Capital Authority, the Denver School of Science and Technology, the Metro Denver Sports Commission, and the Boys and Girls Clubs of Metro Denver. He is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, and a Partner of Iron Gate Capital, LLC, a private equity and debt financing firm. Mr. McConahey is a member of the Audit Committee and the Independent Directors Committee of the Board. The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as Director of Great-West Funds since 2011.

Ms. Donna L. Lynne, DrPH, has consented to be named and will begin serving subject to her election as a member of the Board by shareholders of the Funds. She is not an interested person of Great-West Funds, as that term is defined in the 1940 Act. Ms. Lynne is Executive Vice President and Group President of Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals. She is also President of Kaiser Foundation Health Plan of Colorado. She was previously President, GHI HMO of Group Health Incorporated, a for-profit HMO. Prior to joining Group Health Incorporated, she was Senior Vice President for the New York City Health and Hospitals Corporation. Upon graduation from George Washington University and prior to her position at the New York City Health and Hospitals Corporation, Ms. Lynne served in multiple roles for the New York City Mayor’s Office and was the Executive Director of the New York Business Group on Health, Incorporated. In addition to her current roles with Kaiser, Ms. Lynne is a member of Colorado Concern, an alliance of executives with a common interest in enhancing and protecting Colorado’s business climate, the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, Colorado Succeeds, a business organization focused exclusively on education policy and advocacy, and the Colorado Women’s Forum, an organization that connects women business leaders in Colorado. She is a member of the Board of Directors of Childbirth Connection, Colorado Legacy Foundation, Colorado Mountain Club, Colorado Regional Health Information Organization, Denver Metro Chamber of Commerce, Denver Museum of Nature and Science, Denver Public Schools Foundation, Teach for America-Colorado, and the U.S. Bank Denver Advisory Board. Ms. Lynne received a B.A. in Economics and Political Science from the University of New Hampshire, a Master of Public Administration in Public Finance from George Washington University, a Certificate in Employee Benefits (CEBS) from the University of Pennsylvania Wharton School, and a Doctor of Public Health from Columbia University.

Set forth below is certain information concerning the Current Directors who have been previously elected by shareholder vote and Mr. Zisman, who will serve until his retirement.

Mr. Mitchell T.G. Graye has consented to be named and is currently a member of the Board. Mr. Graye has served on the Board since June 1, 2000. He is an interested person of Great-West Funds, as that term is defined in the 1940 Act, because he is President and Chief Executive Officer of GWL&A, the parent company of GWCM. Mr. Graye is also President and Chief Executive Officer of Great-West Life & Annuity Insurance Company of New York, GWL&A Financial Inc., and the U.S. Operations of The Great-West Life Assurance Company, The Canada Life Assurance Company, The Crown Life Insurance Company and London Life Insurance Company. Mr. Graye is an honors graduate in Business Administration from the University of Western Ontario. The Board considered Mr. Graye’s various roles and executive experience with GWL&A and its affiliates, his previous role as President of GWCM, his financial experience, his academic background, and his experience as a Director of Great-West Funds since 2000.

Ms. Gail H. Klapper has consented to be named and is currently a member of the Board. Ms. Klapper has served on the Board since 2007. She is not an interested person of Great-West Funds, as that term is defined in the 1940 Act. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also President of Ward Lake, Inc., a wholesaler of an array of wildflower seeds and produce, and Manager of 6K Ranch, LLC, a ranch for reining horses. Ms. Klapper is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Ms. Klapper is a Director of Guaranty Bancorp and chairs the Authority Board that obtained financing, built, owns and operates the Convention Center Hotel in Denver. She previously served on the Board of Great-West Trust Company, LLC, a Colorado state-chartered trust company and wholly owned subsidiary of GWL&A, and the Board of Wellesley College, including seven years as Chair of the Board. She has served as Chair of the Board of the Denver Metro Chamber, and the Downtown Denver Partnership, and previously served on the Board of Houghton Mifflin, a Boston-based publishing company, Gold Inc., a distributor of children’s clothing and health and safety products, the Denver Museum of Nature and Science, and the Colorado Conservation Trust. Ms. Klapper received a B.A. in Political Science from Wellesley College and a J.D. at the University of Colorado Law School. Ms. Klapper is a member of the Audit Committee and the Independent Directors Committee of the Board. The Board considered Ms. Klapper’s legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her experience as a Director of Great-West Funds since 2007.

Mr. Charles P. Nelson has consented to be named and is currently a member of the Board. Mr. Nelson has served on the Board since 2008. He is an interested person of Great-West Funds, as that term is defined in the 1940 Act, because he is President, Retirement Services, of GWL&A, a Manager of GWCM and President of GWFS. Mr. Nelson is also President, Retirement Services, of Great-West Life & Annuity Insurance Company of New York, and President of FASCore, LLC. Mr. Nelson is a graduate of Whitman College with a degree in chemistry and economics. The Board considered Mr. Nelson’s various roles and executive experience with GWL&A and its affiliates, his role with GWCM, his financial experience, his academic background, and his experience as a Director of Great-West Funds since 2008.

Mr. Zisman is currently a member of the Board and is retiring from the Board in September 2014. Mr. Zisman is an attorney at Stiff, Zisman & Ingram, P.C., and has practiced law since 1965. Mr. Zisman is a member of the Audit Committee (and has been designated as the Audit Committee’s financial expert) and the Independent Directors Committee of the Board and has served as a Director since 1982 and lead Independent Director since 2010. Mr. Zisman received a B.S. from the University of Southern California, a J.D. from the University of Denver, and an L.L.M. (in Taxation) from New York University. The Board considered Mr. Zisman’s legal training and practice, his leadership, financial, and accounting experience, his academic background, and his experience as a Director of Great-West Funds since 1982.

Ms. Lynne was nominated by the Independent Directors Committee and Mr. McConahey was nominated by the other Independent Directors.

The following information is furnished with respect to the Current Directors, Nominees, Mr. Zisman and officers of Great-West Funds:

Independent Directors*
Name, Address, and Year of Birth	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director / Nominee	Other Directorships Held by Director/Nominee
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum; President, Ward Lake, Inc.; Manager, 6K Ranch, LLC	62	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	62	Director, Guaranty Bancorp
Sanford Zisman 8515 East Orchard Road, Greenwood Village, CO 80111 1939	Lead Independent Director	Since 1982	Attorney, Law Firm of Zisman, Ingraham & Mong, P.C.	62	N/A
Donna L. Lynne 8515 East Orchard Road, Greenwood Village, CO 80111 1953	Nominee	N/A	Executive Vice President and Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals; President, Kaiser Foundation Health Plan of Colorado; formerly, Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals		N/A

Interested Directors**
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Mitchell T.G. Graye 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman, President & Chief Executive Officer	Since 2000 (as Director) Since 2008 (as Chairman) Since 2008 (as President and Chief Executive Officer)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of New York, and GWL&A Financial, Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company	62	N/A
Charles P. Nelson 8515 East Orchard Road, Greenwood Village, CO 80111 1961	Director	Since 2008	President, Retirement Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, Great-West Capital Management, LLC	62	N/A

Officers

Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Legal Counsel & Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2011 (as Chief Legal Counsel)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chief Compliance Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Secretary and Chief Compliance Officer, GWFS Equities, Inc.; Chief Compliance Officer, Advised Assets Group, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, Great-West Capital Management, LLC; formerly, Secretary, Great-West Capital Management, LLC and Great-West Funds

				N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, Great-West Life & Annuity Insurance Company; Assistant Treasurer, Great-West Capital Management, LLC	N/A	N/A
Ryan L. Logsdon	Assistant Vice President,	Since 2010	Assistant Vice President & Counsel, Great-West Life & Annuity	N/A	N/A

8515 East Orchard Road, Greenwood Village, CO 80111 1974	Counsel & Secretary		Insurance Company; Assistant Vice President, Counsel & Secretary, Great-West Capital Management, LLC; formerly, Assistant Secretary, Great-West Capital Management, LLC and Great-West Funds
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Vice President and Treasurer, GWFS Equities, Inc. and Great-West Trust Company, LLC; Chief Financial Officer & Treasurer, Great-West Capital Management, LLC; formerly Investment Operations Compliance Officer, Great-West Capital Management, LLC and Great-West Funds	N/A	N/A
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Managing Director	Since 2012	Senior Vice President, Product Management, Great-West Life & Annuity Insurance Company; Manager, Vice President and Managing Director, Advised Assets Group, LLC; Managing Director, Great-West Capital Management, LLC	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Chief Compliance Officer	Since 2011	Assistant Vice President and Associate Chief Compliance Officer, Great-West Life & Annuity Insurance Company; Associate Chief Compliance Officer & Secretary, Advised Assets Group, LLC; Assistant Chief Compliance Officer, Great-West Capital Management, LLC	N/A	N/A

*A Director who is not an “interested person” of Great-West Funds (as defined in the 1940 Act) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the 1940 Act) by virtue of their affiliation with GWCM. Mr. Graye is President and Chief Executive Officer of GWL&A. Mr. Nelson is President, Retirement Services, of GWL&A, a Manager of GWCM and President of GWFS.

Board of Directors Leadership Structure

The Board is responsible for overseeing the management of the business and affairs of Great-West Funds and its Funds. The Board typically consists of three Independent Directors and two Interested Directors, though if Ms. Lynne is elected by shareholders there will be four Independent Directors until Mr. Zisman’s retirement. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Directors and management.

The Chairman of the Board is an Interested Director. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him by the Board of Directors, which may include acting as a liaison with service providers, Great-West Funds officers, attorneys and other Directors between meetings. The Independent Directors have designated Sanford Zisman as lead Independent Director. Upon the retirement of Mr. Zisman in September 2014 the Independent Directors will designate a new lead Independent Director. The lead Independent Director, among other things, serves as a liaison between Great-West Funds’ other Independent Directors and Great-West Funds’ management, Chief Compliance Officer and other Great-West Funds officers, service providers, auditors and counsel between Board meetings. Except for any duties specified herein or pursuant to Great-West Funds’ charter document, the designation of Chairman or lead Independent Director does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

As described below, Great West Funds has three standing committees. The Audit Committee is comprised of the three Independent Directors; the Executive Committee is comprised of the two Interested Directors; and the Independent Directors Committee is comprised of the three Independent Directors. If Ms. Lynne is elected by shareholders, the Audit Committee and Independent Directors Committee will consist of the four Independent Directors until Mr. Zisman’s retirement.

Great-West Funds has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of Great-West Funds including, without limitation, the number of Funds that comprise Great-West Funds, the net assets of Great-West Funds and Great-West Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of Great-West Funds.

Risk Oversight

Consistent with its responsibility for oversight of Great-West Funds and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through its committees. Great-West Funds, GWCM, GWFS, sub-advisers, and other Great-West Fund service providers have implemented a variety of processes, procedures and controls to address these risks. The Board’s administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

The Board receives reports from senior officers of Great-West Funds at regular and special meetings of the Board on a variety of matters, including matters relating to risk management and valuation. The Board and the Audit Committee also receive regular reports from the Chief Financial Officer & Treasurer on Great-West Funds’ internal controls and accounting and financial reporting policies and practices and procedures. In addition, Great-West Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with Great-West Funds’ Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the policies and procedures of Great-West Funds, GWCM, each sub-adviser, GWFS, and DST Systems, Inc., Great-West Funds’ transfer agent. In addition, the Independent Directors Committee meets with the Chief Compliance Officer at least annually. The Board also receives reports on a periodic or regular basis from GWCM, and Great-West Funds’ other primary service providers. In addition, at regular quarterly meetings, the Board meets with sub-advisers on a rotating basis.

Committees and Board of Directors Meetings

The Board has a standing Audit Committee, which consists, and which after the election of the above named nominees as Directors is expected to consist, of the Independent Directors. The committee will be made up of Gail Klapper, Stephen McConahey and Donna Lynne, if each is elected, and Mr. Zisman until his retirement. As set forth in the Great-West Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Great-West Funds’ financial accountability and financial reporting by providing a means for Great-West Funds’ Independent Directors to be directly informed as to, and participate in the review of, Great-West Funds’ audit functions. Another objective is to ensure the independence and accountability of Great-West Funds’ outside auditors and provide an added level of independent evaluation of Great-West Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit. Two meetings of the Audit Committee were held in 2012.

The Board has a standing Executive Committee which consists of the two Interested Directors. The Committee will be made up of Mitchell T.G. Graye and Charles P. Nelson, if each is elected. The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the declaration of dividends and the issuance of capital stock of Great-West Funds. No meetings of the Executive Committee were held in 2012.

On September 19, 2013, the Board established a standing Independent Directors Committee, which consists, and which after the election of the above named nominees as Directors is expected to consist, of the Independent Directors. The committee will be made up of Gail Klapper, Stephen McConahey and Donna Lynne, if each is elected, and Mr. Zisman until his retirement. The Independent Directors Committee Charter is attached as Appendix A. As set forth in the Great-West Funds’ Independent Directors Committee Charter, the primary purposes of the Independent Directors Committee are (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Great-West Funds and its service providers, including the review of Great-West Funds’ advisory and distribution arrangements in accordance with the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to Great-West Funds’ Independent Directors that are not specifically delegated to another Board committee. The Independent Directors Committee does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934. Nevertheless, the Independent Directors Committee will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board shall direct the recommendation in writing to the Secretary of Great-West Funds at 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111. The guidelines of the Independent Directors Committee for evaluating and identifying candidates for the Board, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or by the Committee, include but are not limited to: integrity, business experience and ability to assume the responsibilities incumbent on a Director. The Committee does not evaluate proposed nominees differently based upon who made the proposal.

During 2012, the Board held six meetings. No Director attended fewer than 75% of the aggregate of the Board meetings and Committee meetings, as applicable.

Compensation

GWL&A pays all compensation of the Interested Directors and the officers of Great-West Funds who are also employees of GWL&A. For the fiscal year ended December 31, 2012, the Independent Directors were paid $3,700 per Board and Committee meeting attended as well as an annual retainer of $50,000, which is paid in two installments. The Independent Directors are also paid for all actual out-of-pocket expenses of such Directors relating to attendance at Board and Committee meetings and conferences of Independent Directors. Such fees and expenses aggregated $238,800 for 2012 for the Independent Directors listed below. Effective January 1, 2013, Independent Directors are paid $3,750 per Board and Committee meeting attended and an annual retainer of $67,500, which is paid in two installments. The following table sets forth for the fiscal year ended December 31, 2012, compensation paid to the Independent Directors. Interested Directors receive no compensation from Great-West Funds.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Gail H. Klapper	$79,600	$0	$0	$79,600
Stephen G. McConahey	$79,600	$0	$0	$79,600
Sanford Zisman	$79,600	$0	$0	$79,600

Ownership

As of November 30, 2013, none of the members of the Board had beneficial ownership in a Fund and/or any other investment companies overseen by such Director. Ms. Lynne had no beneficial ownership in a Fund as of November 30, 2013. Since shares of the Funds are not offered directly to the public, members of the Board or Nominees are only able to invest in shares of the Funds if they invest through a variable contract, individual retirement account or qualified retirement plan that makes one or more of the Funds available for investment.

Independent Registered Public Accounting Firm

The Board has selected the firm of Deloitte & Touche LLP (“Deloitte”) to serve as Great-West Funds’ independent registered public accounting firm until such time as their successors may be selected.

Deloitte has no direct or indirect financial interest in Great-West Funds except for the compensation it receives as the independent registered public accounting firm to Great-West Funds. No representative of Deloitte is expected to be present at the Meeting to make a statement or to respond to appropriate questions.

Fees Paid to Deloitte & Touche LLP

Audit Fees. The aggregate fees billed to the Funds for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $610,000 for fiscal year 2011 and $638,600 for fiscal year 2012.

Audit-Related Fees. The aggregate fees billed to the Funds in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $79,500 for fiscal year 2011 and $79,500 for fiscal year 2012. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

Tax Fees. The aggregate fees billed to the Funds in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $263,400 for fiscal year 2011 and $0 for fiscal year 2012. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs above.

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to Great-West Funds, GWCM, GWL&A and GWFS were $353,500 in 2011 and $18,000 in 2012. The Audit Committee has considered the provision of non-audit services by Deloitte to the foregoing entities and has determined that the provision of such services by Deloitte is compatible with Deloitte maintaining its independence.

Pre-Approval of Services

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under U.S. Securities and Exchange Commission (“SEC”) rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’

1 No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

No services were approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X and/or Rule 20-1(c)(7)(i)(C).

Vote Required

In order to approve this proposal, the affirmative vote of the holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present, is required. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any sub-adviser of Great-West Funds that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Great-West Funds’ primary investment adviser.

PART 2

DESCRIPTION OF PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY

AGREEMENT BETWEEN GREAT-WEST FUNDS, INC. AND GREAT-WEST CAPITAL

MANAGEMENT, LLC

Introduction

You are being asked to approve a new investment advisory agreement between Great-West Funds and GWCM (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not change the annual management fee rates payable by the Funds.

Great-West Funds and GWCM initially entered into an investment advisory agreement on December 5, 1997 (the “Prior Advisory Agreement”). The Prior Advisory Agreement was amended and restated effective April 30, 2012 and further amended and restated effective September 1, 2013.

The death of Paul G. Desmarais on October 8, 2013 resulted in a change in the ultimate control of Power Corporation of Canada, the ultimate parent company of GWCM, the investment adviser to Great-West Funds. Control of the voting securities of Power Corporation of Canada held directly or controlled indirectly by Mr. Desmarais, which represented greater than a majority of the voting securities of Power Corporation of Canada, were transferred to the Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Mr. Desmarais (the “Trust”). As a result, the Trust has voting control of Power Corporation of Canada.

The transfer of voting control over Power Corporation of Canada resulted in a change of control of GWCM and, therefore, constituted an “assignment” of the Prior Advisory Agreement between GWCM and Great-West Funds within the meaning of 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the 1940 Act.

In order to avoid disruption of the investment management program of the Funds, the Board of Great-West Funds approved an interim investment advisory agreement with GWCM in accordance with Rule 15a-4 under the 1940 Act (the “Current Advisory Agreement”). The Current Advisory Agreement became effective on October 8, 2013 with respect to each Fund and will remain in effect for 150 days (until March 7, 2014) or until shareholders of a Fund approve the New Advisory Agreement. The Board also approved the New Advisory Agreement, the effectiveness of which is subject to shareholder approval. The Board recommends that the shareholders of the Funds approve the New Advisory Agreement.

Investment Adviser

GWCM is a Colorado limited liability company and is a registered investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The address of GWCM, the principal executive officer and each Manager of GWCM is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

The principal occupation of the principal executive officer and the Managers of GWCM is as follows:

Name	Principal Occupation
S. Mark Corbett	Global Chief Investment Officer, Great-West Lifeco Inc.; President and Chief Executive Officer, GWCM
Charles P. Nelson	President, Retirement Services, GWL&A
Robert K. Shaw	Executive Vice President, Individual Markets, GWL&A
Catherine S. Tocher	Senior Vice President and Chief Investment Officer, Segregated Funds, GWL&A
James H. Van Harmelen	Senior Vice President and Chief Financial Officer, GWL&A

GWCM is a wholly owned subsidiary of GWL&A, which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, the Trust has voting control of Power Corporation of Canada.

The following is a list of each officer or Director of Great-West Funds who is also an officer, employee, director, general partner or shareholder of GWCM:

Name	Position with Great-West Funds	Position with GWCM
Charles P. Nelson	Director	Manager
David G. McLeod	Managing Director	Managing Director
Beverly A. Byrne	Chief Legal Counsel & Chief Compliance Officer	Chief Legal Counsel & Chief Compliance Officer
Mary C. Maiers	Chief Financial Officer & Treasurer	Chief Financial Officer & Treasurer
Ryan L. Logsdon	Assistant Vice President, Counsel & Secretary	Assistant Vice President, Counsel & Secretary
Joel L. Terwilliger	Assistant Chief Compliance Officer	Assistant Chief Compliance Officer
John A. Clouthier	Assistant Treasurer	Assistant Treasurer

Mitchell T.G. Graye, President and Chief Executive Officer of Great-West Funds, is also the President and Chief Executive Officer of GWL&A, the parent company of GWCM.

Comparison of the Investment Advisory Agreements

A copy of the New Advisory Agreement is attached as Appendix B. The materials terms of the New Advisory Agreement are identical to the material terms of the Current Advisory Agreement and Prior Advisory Agreement, with the exception of the effective dates. In addition, because the Current Advisory Agreement is an interim advisory agreement, it includes certain provisions required by Rule 15a-4 under the 1940 Act regarding duration, as described below. The following is a summary of the terms of the Current Advisory Agreement, Prior Advisory Agreement and New Advisory Agreement (each generally, an “Advisory Agreement”). The description of the New Advisory Agreement is qualified in its entirety by the full text of the New Advisory Agreement in Appendix B to this Proxy Statement.

Under the New Advisory Agreement, the same portfolio management teams will continue to manage each Fund’s portfolio and the management fees, investment objectives, principal investment strategies and investment policies of the Funds will remain the same.

Duties. The duties of GWCM under the New Advisory Agreement are the same as under the Current Advisory Agreement and Prior Advisory Agreement. Each Advisory Agreement provides that GWCM will act as investment adviser and, subject to the supervision of the Board, direct the investments of each Fund of Great-West Funds in accordance with its investment objectives, policies and limitations. Great-West Funds operates under a manager-of-managers structure in accordance with an order issued by the SEC that permits GWCM and Great-West Funds to enter into sub-advisory agreements with sub-advisers that delegate responsibility for the investment management of a particular portfolio to such sub-adviser(s). For Funds with a sub-adviser, GWCM is responsible for monitoring each sub-adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser’s agreement should be renewed, terminated or modified.

In addition, each Advisory Agreement provides that GWCM, subject to the supervision of the Board, will provide the management and administrative services necessary for the operation of Great-West Funds. These services include providing facilities for maintaining Great-West Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Great-West Funds; maintaining Great-West Funds’ records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Great-West Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Board. GWCM also provides all necessary office facilities and personnel for servicing the Funds’ investments.

Compensation. The compensation payable to GWCM by the Funds under the New Advisory Agreement is the same as under the Current Advisory Agreement and Prior Advisory Agreement. As compensation for its services, GWCM receives monthly compensation at the annual rates set forth in the New Advisory Agreement, which is included in Appendix B. The aggregate amount of advisory fees that the Funds paid to GWCM during the fiscal year ended December 31, 2012 was $78.4 million. The table set forth in Appendix C includes the amount of advisory fees paid by each Fund and the amount of any fees waived or expenses reimbursed by GWCM. If the New Advisory Agreement had been in effect during that period, the amount paid to GWCM would have been the same.

Liability. The liability provisions of the New Advisory Agreement are the same as under the Current Advisory Agreement and Prior Advisory Agreement. Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of GWCM (or its managers, agents, officers, employees, members, and any other person or entity affiliated with GWCM or retained by it to perform or assist in the performance of its obligations under the Advisory Agreement), neither GWCM nor any of its managers, officers, employees, or agents shall be subject to liability to Great-West Funds or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by Great-West Funds or any shareholder in connection with the matters to which the Advisory Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Duration and Termination. The duration provisions of the New Advisory Agreement are substantially similar to the Prior Advisory Agreement. If approved, the New Advisory Agreement will remain in effect for one year from its effective date and shall continue so long as such continuance is specifically approved by a majority of the outstanding shares of Great-West Funds at that time and at least annually thereafter (a) by the vote of the majority of the Board, or by vote of a majority of the outstanding shares of Great-West Funds, including a majority of the outstanding shares of each Fund, and (b) by the vote of a majority of the members of the Board who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The termination provisions of the Advisory Agreements are the same. If approved, the New Advisory Agreement: (a) shall not be terminated by GWCM without sixty days’ prior written notice and without the prior approval of a new investment advisory agreement by vote of a majority of the outstanding shares of Great-West Funds; (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of Great-West Funds, on sixty days’ written notice to GWCM; (c) shall not be amended without specific approval of such amendment by (i) the Board, or by the vote of a majority of the outstanding shares of Great-West Funds, including a majority of the outstanding shares of each Fund, and (ii) a majority of those directors who are not parties to the Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval; and (d) shall automatically terminate upon assignment by either party.

The Current Advisory Agreement includes additional duration provisions as required by Rule 15a-4 under the 1940 Act. Specifically, the Current Advisory Agreement will remain in effect until the earlier of: (i) 150 days from the on which the Prior Advisory Agreement terminated or (ii) a majority of the outstanding shares of each Fund approve the New Advisory Agreement.

Board Evaluation and Recommendation

The Board, including the Independent Directors, approved the New Advisory Agreement at an in-person meeting held on December 5, 2013. In considering the approval of the New Advisory Agreement, the Board took into account certain information and materials relating to GWCM that the Board had received and considered in connection with the annual evaluation of the Prior Advisory Agreement between GWCM and Great-West Funds at the in-person meetings held on March 21, 2013 and April 18, 2013.

The Board, including the Independent Directors, at a meeting held on April 18, 2013 (the “Annual Meeting”), approved the continuation of the Prior Advisory Agreement between Great-West Funds and GWCM. At its December 5, 2013 meeting, the Board determined that the factors considered in connection with the Annual Meeting were applicable to its review of the New Advisory Agreement.

Pursuant to the Prior Advisory Agreement and New Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Funds in accordance with their investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Funds.

On March 21, 2013, the Independent Directors met separately with independent legal counsel in advance of the Annual Meeting to evaluate information furnished by GWCM in connection with the proposed continuation of the Prior Advisory Agreement. The Independent Directors also considered additional information provided in response to their requests made following the March meeting.

In approving the continuation of the Prior Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Prior Advisory Agreement. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the Prior Advisory Agreement and the information provided to it, the Board concluded that the Prior Advisory Agreement was fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Prior Advisory Agreement are discussed below.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided and to be provided to the Funds by GWCM. Among other things, the Board considered GWCM’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also reviewed the qualifications, background and responsibilities of the senior personnel serving the Funds and the portfolio management team responsible for the day-to-day management of the GWCM-advised Funds. In addition, the Board considered GWCM’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as GWCM’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of GWCM at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. Additionally, the quality of GWCM’s communications with the Board, as well as GWCM’s responsiveness to the Board, was taken into account. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by GWCM.

Investment Performance. The Board considered the investment performance of the Funds. The Board reviewed performance information for the Funds as compared against their benchmark indexes and the performance of similar funds. This information included annualized returns for the one-, three-, five- and ten-year periods ended December 31, 2012 and quarterly returns for the five-year period ended December 31, 2012, to the extent applicable. The Board also considered the composition of the Funds’ peer group of funds, as determined by GWCM, based on funds of similar size and asset class and with similar intermediary fees as estimated by GWCM from the Funds’ Morningstar categories. The Board was provided with a description of the methodology GWCM used to determine the similarity of the Funds with the funds included in the peer group. In evaluating the performance of the Funds, the Board noted how the Funds performed relative to the returns of the applicable benchmark and peer group. In addition, the Board noted that it also had received and discussed at periodic intervals information comparing the performance of the Funds to that of their benchmark indexes. Accordingly, the Board determined that it was satisfied with the investment performance of the Funds.

Costs and Profitability for Funds with Management Fees that include Non-Management Expenses. The Board considered the costs of services provided and profits estimated to have been realized by GWCM from its relationship with the Funds. With respect to the costs of services, the Board considered the investment management fee structure of the Funds and the level of the investment management fee payable by the Funds. In evaluating the management fee and total expense ratio of the Funds, the Board considered the fees payable by and the total expense ratios of similar funds managed by other investment advisers, as determined by GWCM based on each Fund’s Morningstar category, and of the entire Morningstar peer universe. Specifically, the Board considered each Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) and the Fund’s management fee less certain non-management expenses such as audit and legal expenses (the “Management Fee Less Non-Management Expenses”) in comparison to the contractual management fees of the peer group of funds, each Fund’s management fee less such non-management expenses and less the administrative services fee GWCM pays its affiliate for such services (the “Management Fee Less Non-Management Expenses and Administrative Services Fee”) in comparison to the management fees of the peer group of funds less intermediary fees paid by such funds as estimated by GWCM, and each Fund’s total expense ratio including and excluding the administrative services fees GWCM pays its affiliate in comparison to the peer group funds’ total expense ratios including and excluding intermediary fees paid by such funds as estimated by GWCM. In addition, the Board considered each Fund’s Management Fee Less Non-Management Expenses and each Fund’s Management Fee Less Non-Management Expenses and Administrative Services Fee in comparison to the average and median contractual management fees and management fees less intermediary fees as estimated by GWCM, respectively, of the peer universe of funds. The Board also considered each Fund’s total expense ratio in comparison to the average and median expense ratios for all funds in the peer group and peer universe.

Costs and Profitability for Funds that Pay Non-Management Expenses. The Board considered the costs of services provided and profits estimated to have been realized by GWCM from its relationships with the Funds. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Funds. In evaluating the management fee and total expense ratio of the Funds, the Board considered the fees payable by and the total expense ratios of similar funds managed by other investment advisers, as determined by GWCM based on each Fund’s Morningstar category, and of the entire Morningstar peer universe. Specifically, the Board considered each Fund’s Contractual Management Fee in comparison to the contractual management fees of the peer group of funds, the Fund’s management fee less the administrative services fee GWCM pays its affiliate for such services (the “Management Fee Less Administrative Services Fee”) in comparison to the management fees of the peer group of funds less intermediary fees paid by such funds as estimated by GWCM, and the Fund’s total expense ratio including and excluding the administrative services fees GWCM pays its affiliate in comparison to the peer group funds’ total expense ratios including and excluding intermediary fees paid by such funds as estimated by GWCM. In addition, the Board considered each Fund’s Management Fee Less Administrative Services Fee in comparison to the average and median contractual management fees and management fees less intermediary fees as estimated by GWCM, respectively, of the peer universe of funds. The Board also considered each Fund’s total expense ratio in comparison to the average and median expense ratios for all funds in the peer group and peer universe.

The Board further considered the overall financial soundness of GWCM and the profits estimated to have been realized by GWCM and its affiliates. The Board reviewed the financial statements and profitability information from GWCM. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed GWCM’s profitability information compared against the revenues of certain publicly-traded advisers to fund complexes and considered that while GWCM’s profitability is reasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business, and the adviser’s assumptions regarding allocations of revenue and expenses. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and its affiliates were reasonable in relation to the nature, extent and quality of the services provided.

Economies of Scale. The Board considered the extent to which economies of scale may be realized as the Funds grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current level of management fees payable by the Funds, comparative fee information, the profitability and financial condition of GWCM, and the current level of each Fund’s assets. Based on the information provided, the Board concluded for all Funds, including those without breakpoints in the management fees, any economies of scale currently being realized were appropriately being reflected in the management fee paid by the Funds.

Other Factors. The Board considered ancillary benefits derived or to be derived by GWCM from its relationship with the Funds as part of the total mix of information evaluated by the Board. The Board noted where services were provided to the Funds by affiliates of GWCM. The Board took into account the fact that the Funds are used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with GWCM and as a funding vehicle under retirement plans for which affiliates of GWCM may provide various retirement plan services. Additionally, the Board considered the extent to which GWCM’s parent company, GWL&A, and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. The Board concluded that the management fees for the Funds were reasonable, taking into account any ancillary benefits derived by GWCM.

Conclusion. Based on its review, the Board, including the Independent Directors, determined that the terms of the New Advisory Agreement, including the advisory fees, were fair and reasonable and in the best interests of the Funds and their shareholders, and unanimously approved the New Advisory Agreement. The table set forth in Appendix C includes the amount of advisory fees paid by each Fund and the amount of any fees waived or expenses reimbursed by GWCM.

Vote Required

As provided under the 1940 Act, with respect to each Fund, approval of the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at the shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present at the meeting in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If the New Advisory Agreement is approved by shareholders of a Fund, it is expected to become effective promptly thereafter with respect to such Fund. If the New Advisory Agreement is not approved by shareholders of a Fund, the New Advisory Agreement will not take effect with respect to such Fund and the Board will consider what further action to take.

PART 3

DESCRIPTION OF PROPOSAL TO APPROVE A NEW SUB-ADVISORY AGREEMENT

AMONG GREAT-WEST FUNDS, INC., GREAT-WEST CAPITAL MANAGEMENT, LLC AND

PUTNAM INVESTMENT MANAGEMENT, LLC (GREAT-WEST PUTNAM HIGH YIELD

BOND FUND AND GREAT-WEST PUTNAM EQUITY INCOME FUND ONLY)

Introduction

Shareholders are being asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) among Great-West Funds, GWCM and Putnam with respect to the Great-West Putnam High Yield Bond Fund and the Great-West Putnam Equity Income Fund (the “Putnam Sub-Advised Funds”). Approval of the New Sub-Advisory Agreement will not change the annual management fee rates payable by the Putnam Sub-Advised Funds or the sub-advisory fees paid by GWCM to Putnam.

Great-West Funds, GWCM and Putnam entered into a sub-advisory agreement on August 3, 2009 for the Great-West Putnam High Yield Bond Fund, and entered into an amendment to the Sub-Advisory Agreement on June 8, 2011 for the Great-West Putnam Equity Income Fund (collectively, the “Prior Sub-Advisory Agreement”).

The death of Paul G. Desmarais on October 8, 2013 resulted in a change in the ultimate control of Power Corporation of Canada, the ultimate parent company of GWCM, the investment adviser to Great-West Funds, and Putnam, the sub-adviser to the Putnam Sub-Advised Funds. Control of the voting securities of Power Corporation of Canada held directly or controlled indirectly by Mr. Desmarais, which represented greater than a majority of the voting securities of Power Corporation of Canada, were transferred to the Trust. As a result, the Trust has voting control of Power Corporation of Canada.

The transfer of voting control over Power Corporation of Canada resulted in a change of control of GWCM and Putnam and, therefore, constituted an “assignment” of the Prior Sub-Advisory Agreement within the meaning of the 1940 Act. An investment advisory agreement or sub-advisory agreement automatically terminates upon its “assignment” under the 1940 Act.

In order to avoid disruption of the investment management program of the Putnam Sub-Advised Funds, the Board approved an interim sub-advisory agreement with GWCM and Putnam in accordance with Rule 15a-4 under the 1940 Act (the “Current Sub-Advisory Agreement”). The Current Sub-Advisory Agreement became effective on October 8, 2013 with respect to each Putnam Sub-Advised Fund and will remain in effect for 150 days (until March 7, 2014) or until shareholders of a Putnam Sub-Advised Fund approve the New Sub-Advisory Agreement.

Great-West Funds operates under a manager-of-managers structure in accordance with an order issued by the SEC. The order permits GWCM and Great-West Funds to enter into and materially amend sub-advisory agreements without shareholder approval, subject to certain conditions. The relief granted by the SEC, however, does not extend to a sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM, other than by reason of serving as a sub-adviser to one or more of the funds of Great-West Funds. The New Sub-Advisory Agreement with Putnam is being submitted for shareholder approval because Putnam is, or could be deemed to be, an affiliated person of GWCM by virtue of being under common control with GWCM.

In addition to the Current Sub-Advisory Agreement, the Board also approved the New Sub-Advisory Agreement, the effectiveness of which is subject to shareholder approval. The Board recommends that the shareholders of the Putnam Sub-Advised Funds approve the New Sub-Advisory Agreement.

Sub-Adviser

Putnam is a Delaware limited liability company and is a registered investment adviser with the SEC under the Advisers Act. The address of Putnam and the principal executive officer of Putnam is One Post Office Square, Boston, Massachusetts 02109. Robert L. Reynolds is the principal executive officer of Putnam. His principal occupation is President and Chief Executive Officer of Putnam. Except as otherwise specified herein, all information about Putnam has been provided by Putnam.

Putnam, a subsidiary of Putnam Investments, LLC, is owned through a series of subsidiaries by Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, the Trust has voting control of Power Corporation of Canada.

Other Funds Managed by Putnam

Putnam serves as investment adviser or sub-adviser to other investment company funds having a similar investment objective as the Great-West Putnam High Yield Bond Fund. Putnam has not waived, reduced, or otherwise agreed to reduce its compensation under any contract for the funds listed below. Information about these funds appears in the following table:

Fund	Net Assets as of September 30, 2013	Rate of Putnam’s Compensation*
Putnam High Yield Trust	$1,424,917,590

First $5 billion: 0.720%

Next $5 billion: 0.670%

Next $10 billion: 0.620%

Next $10 billion: 0.570%

Next $50 billion: 0.520%

Next $50 billion: 0.500%

Next $100 billion: 0.490%

Any excess thereafter: 0.485%

Putnam High Yield Advantage Fund	$970,882,360

First $5 billion: 0.720%

Next $5 billion: 0.670%

Next $10 billion: 0.620%

Next $10 billion: 0.570%

Next $50 billion: 0.520%

Next $50 billion: 0.500%

Next $100 billion: 0.490%

Any excess thereafter: 0.485%

Putnam VT High Yield Fund	$382,378,990

First $5 billion: 0.720%

Next $5 billion: 0.670%

Next $10 billion: 0.620%

Next $10 billion: 0.570%

Next $50 billion: 0.520%

Next $50 billion: 0.500%

Next $100 billion: 0.490%

Any excess thereafter: 0.485%

*For each similar fund, the indicated fee rates are measured against “Total Open-End Mutual Fund Average Net Assets,” which is defined as the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam (excluding certain open-end funds that do not pay a management fee) at the close of business on each business day during each month while the fund’s management contract is in effect. This “fund family breakpoint” structure means that a fund’s management fee will vary based upon the overall size of the Putnam mutual fund family.

Putnam serves as investment adviser or sub-adviser to other investment company funds having a similar investment objective as the Great-West Putnam Equity Income Fund. Putnam has not waived, reduced, or otherwise agreed to reduce its compensation under any contract for the funds listed below. Information about these funds appears in the following table:

Fund	Net Assets as of September 30, 2013	Rate of Putnam’s Compensation*
Putnam Equity Income Fund	$4,793,620,268

First $5 billion: 0.630%

Next $5 billion: 0.580%

Next $10 billion: 0.530%

Next $10 billion: 0.480%

Next $50 billion: 0.430%

Next $50 billion: 0.410%

Next $100 billion: 0.400%

Any excess thereafter: 0.395%

The Putnam Fund for Growth and Income	$5,110,052,103

First $5 billion: 0.630%

Next $5 billion: 0.580%

Next $10 billion: 0.530%

Next $10 billion: 0.480%

Next $50 billion: 0.430%

Next $50 billion: 0.410%

Next $100 billion: 0.400%

Any excess thereafter: 0.395%

Putnam VT Equity Income Fund	$435,897,738

First $5 billion: 0.630%

Next $5 billion: 0.580%

Next $10 billion: 0.530%

Next $10 billion: 0.480%

Next $50 billion: 0.430%

Next $50 billion: 0.410%

Next $100 billion: 0.400%

Any excess thereafter: 0.395%

Putnam VT Growth and Income Fund	$1,270,797,835

First $5 billion: 0.630%

Next $5 billion: 0.580%

Next $10 billion: 0.530%

Next $10 billion: 0.480%

Next $50 billion: 0.430%

Next $50 billion: 0.410%

Next $100 billion: 0.400%

Any excess thereafter: 0.395%

*For each similar fund, the indicated fee rates are measured against “Total Open-End Mutual Fund Average Net Assets,” which is defined as the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam (excluding certain open-end funds that do not pay a management fee) at the close of business on each business day during each month while the fund’s management contract is in effect. This “fund family breakpoint” structure means that a fund’s management fee will vary based upon the overall size of the Putnam mutual fund family.

Comparison of the Sub-Advisory Agreements

A copy of the New Sub-Advisory Agreement is attached as Appendix D. The New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement and Prior Sub-Advisory Agreement, with the exception of the effective dates. In addition, because the Current Sub-Advisory Agreement is an interim advisory agreement, it includes certain provisions required by Rule 15a-4 under the 1940 Act regarding duration, as described below. The following is a summary of the terms of the Prior Sub-Advisory Agreement, Current Sub-Advisory Agreement and New Sub-Advisory Agreement (each generally, a “Sub-Advisory Agreement”). The description of the New Sub-Advisory Agreement is qualified in its entirety by the full text of the New Sub-Advisory Agreement in Appendix D to this proxy statement.

Under the New Sub-Advisory Agreement, the same portfolio management team will continue to manage each Putnam Sub-Advised Fund’s portfolio, and the management fees, investment objectives, principal investment strategies and investment policies of each Putnam Sub-Advised Fund will remain the same.

Duties. Each Sub-Advisory Agreement provides that Putnam, as the sub-adviser for the Putnam Sub-Advised Funds, in return for its fee, will manage the investment and reinvestment of the assets of the Putnam Sub-Advised Funds subject to the supervision of the Board and in accordance with the investment objective, policies and restrictions of the Putnam Sub-Advised Funds as set forth in their current registration statements and any other policies established by the Board or GWCM. In this regard, it is the responsibility of Putnam to make investment decisions and to place purchase and sale orders for investment securities for the Putnam Sub-Advised Funds. Each Sub-Advisory Agreement states that Putnam will provide, at its expense, all necessary investment, management and administrative facilities needed to carry out its duties under the Sub-Advisory Agreement, excluding brokerage expenses and pricing and bookkeeping services.

Compensation. The sub-advisory fees paid to Putnam are paid by GWCM, not by the Putnam Sub-Advised Funds. The compensation payable to Putnam by GWCM under the New Sub-Advisory Agreement is the same as under the Current Sub-Advisory Agreement and Prior Sub-Advisory Agreement. The aggregate amount of advisory fees that GWCM paid to Putnam during the fiscal year ended December 31, 2012 was $1,831,402 ($516,373 with respect to the Great-West Putnam High Yield Bond Fund and $1,315,029 with respect to the Great-West Putnam Equity Income Fund). If the New Sub-Advisory Agreement had been in effect during that period, the amount paid to Putnam would have been the same.

Under the Sub-Advisory Agreements, GWCM is to pay Putnam a monthly fee equal to 0.35% of the average daily net assets of the Great-West Putnam High Yield Bond Fund, and a monthly fee equal to 0.40% on the first $250 million of the average daily net assets, 0.35% on the next $250 million of the average daily net assets, and 0.30% on all average daily net assets in excess of $500 million of the Great-West Putnam Equity Income Fund.

Liability and Indemnification. Under each Sub-Advisory Agreement, GWCM agrees and undertakes to hold harmless, indemnify and protect Putnam and its directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding)

(each, a “Loss” and, collectively, the “Losses”) incurred or suffered by Putnam as a result of (1) any breach of any representation or warranty, covenant or agreement made in the Sub-Advisory Agreement by GWCM, or (2) the activities of GWCM under the Sub-Advisory Agreement and the investment advisory agreement between Great-West Funds and GWCM (or omissions by GWCM to carry out its obligations under either agreement), including the activities (or such omissions) of GWCM’s directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is GWCM’s indemnity in favor of Putnam deemed to protect Putnam against any liability to which Putnam would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under the Sub-Advisory Agreement.

Under each Sub-Advisory Agreement, Putnam agrees and undertakes to hold harmless, indemnify and protect Great-West Funds and GWCM and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all Losses incurred or suffered by Great-West Funds or GWCM as a result of (1) any breach of any representation or warranty, covenant or agreement made in the Sub-Advisory Agreement by Putnam, or (2) the activities of Putnam under the Sub-Advisory Agreement (or omissions by Putnam to carry out its obligations thereunder) of Putnam, including the activities (or such omissions) of Putnam’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Putnam to perform or assist in the performance of its obligations thereunder; provided, however, that in no event is Putnam’s indemnity in favor of Great-West Funds or GWCM deemed to protect Great-West Funds or GWCM against any liability to which Great-West Funds or GWCM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations or duties under the Sub-Advisory Agreement or the investment advisory agreement between Great-West Funds and GWCM.

In addition, under each Sub-Advisory Agreement, Great-West Funds and GWCM, jointly and severally, agree to hold harmless Putnam, its directors and officers, and each person, if any, who controls Putnam within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in Great-West Funds’ Registration Statement, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date the Sub-Advisory Agreement (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to Great-West Funds or GWCM by Putnam which Great-West Funds or GWCM had informed Putnam was to be used, or which Putnam had acknowledged was to be used, in the particular Disclosure Document.

In addition, Putnam agrees to indemnify and hold harmless Great-West Funds and GWCM, their directors and officers, and each person, if any, who controls Great-West Funds or GWCM within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from Great-West Funds and GWCM to Putnam, but only with respect to information furnished in writing by it which Great-West Funds or GWCM had informed Putnam was to be used in the Disclosure Documents. In case any action or proceeding shall be brought against Great-West Funds or GWCM, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against Putnam, Putnam shall have the rights and duties given to Great-West Funds and GWCM, and Great-West Funds or GWCM, their directors or officers, or such controlling persons shall have the rights and duties given to Putnam, by the preceding paragraph.

In addition, under each Sub-Advisory Agreement no party is liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking indemnification was advised of the possibility of the damage or loss asserted.

Duration and Termination. The duration and termination provisions of the New Sub-Advisory Agreement are the same as under the Prior Sub-Advisory Agreement. If approved, the New Sub-Advisory Agreement will remain in effect until two years from the date of the New Sub-Advisory Agreement and shall continue so long as such continuance is annually approved thereafter (i) by the vote of a majority of the Board, or by vote of a majority of the outstanding shares of the applicable Putnam Sub-Advised Funds, and (ii) by the vote of a majority of the Board, including by the Independent Directors. The New Sub-Advisory Agreement (1) shall not be terminated by Putnam without sixty days prior written notice to GWCM, (2) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the applicable Putnam Sub-Advised Fund, on sixty days written notice to Putnam, (3) shall automatically terminate upon assignment by either party, and (4) may be terminated upon written notice from GWCM to Putnam in the event Putnam materially breaches its obligations or any representation or warranty under the Sub-Advisory Agreement.

Board Evaluation and Recommendation

The Board, including the Independent Directors, approved the New Sub-Advisory Agreement with respect to each Putnam Sub-Advised Fund at an in-person meeting held on December 5, 2013. In considering the approval of the New Sub-Advisory Agreement, the Board took into account certain information and materials relating to Putnam that the Board had received and considered in connection with the annual evaluation of the Prior Sub-Advisory Agreement with Putnam at the in-person meetings held on March 21, 2013 and April 18, 2013.

The Board, including the Independent Directors, at the Annual Meeting, approved the continuation of the Prior Sub-Advisory Agreement with Putnam. At its December 5, 2013 meeting, the Board determined that the factors considered in connection with the Annual Meeting were applicable to its review of the New Sub-Advisory Agreement.

Pursuant to the Prior Sub-Advisory Agreement, Putnam acts as sub-adviser to, and, subject to the oversight by the Board and GWCM, directs the investments of each Putnam Sub-Advised Fund in accordance with its investment objective, policies and limitations.

On March 21, 2013, the Independent Directors met separately with independent legal counsel in advance of the Annual Meeting to evaluate information furnished by Putnam in connection with the proposed continuation of the Prior Sub-Advisory Agreement. The Independent Directors also considered additional information provided in response to their requests made following the March meeting.

In approving the continuation of the Prior Sub-Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Prior Sub-Advisory Agreement. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the Prior Sub-Advisory Agreement and the information provided to it, the Board concluded that the Prior Sub-Advisory Agreement was fair and reasonable with respect to each Putnam Sub-Advised Fund in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Prior Sub-Advisory Agreement are discussed below.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided and to be provided to the Putnam Sub-Advised Funds by Putnam. Among other things, the Board considered Putnam’s personnel, experience, resources and performance track record, its ability to provide such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Putnam Sub-Advised Funds, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Putnam Sub-Advised Funds. The Board also reviewed the qualifications, background and responsibilities of the portfolio management team responsible for the day-to-day management of each Putnam Sub-Advised Fund. In addition, the Board considered Putnam’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as Putnam’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. The Board also considered the overall financial soundness of Putnam and reviewed Putnam’s financial statements. Consideration also was given to the fact that the Board meets with representatives of Putnam at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. Additionally, the quality of Putnam’s communications with the Board was taken into account. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Putnam Sub-Advised Funds by Putnam.

Great-West Putnam High Yield Bond Fund Investment Performance. The Board considered the investment performance of the Great-West Putnam High Yield Bond Fund. The Board reviewed performance information for the Fund’s Initial Class as compared against the Bank of America/Merrill Lynch High Yield Master II Index and the performance of similar funds. This information included annualized returns for the one-, three- and five-year periods ended December 31, 2012 and quarterly returns for the five-year period ended December 31, 2012. The Board also considered the composition of the Fund’s peer group of funds, as determined by GWCM, based on funds of similar size and asset class and with similar intermediary fees as estimated by GWCM from the Fund’s Morningstar category. The Board was provided with a description of the methodology GWCM used to determine the similarity of the Fund with the funds included in the peer group. In evaluating the performance of the Fund, the Board noted how the Fund performed relative to the returns of the applicable index and peer group.

The Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund was in the second, third and fourth quartiles, respectively, of its peer group (the first quartile being the best performers and the fourth quartile being the worst performers). The Board also noted that the Fund underperformed the Bank of America/Merrill Lynch High Yield Master II Index for the one-, three- and five-year periods ended December 31, 2012. However, the Board considered that Putnam began managing the Fund in August 2009, and thus, longer term underperformance is attributable to the Fund’s prior sub-adviser. Accordingly, the Board determined that it was satisfied with the investment performance of the Fund.

Great-West Putnam Equity Income Fund Investment Performance. The Board considered the investment performance of the Great-West Putnam Equity Income Fund. The Board reviewed performance information for the Fund’s Initial Class as compared against its benchmark index and the performance of similar funds. This information included annualized returns for the one-year period ended December 31, 2012 and quarterly returns for the third and fourth quarters ended December 31, 2011 and for the one-year period ended December 31, 2012. The Board only assessed short-term performance due to the Fund’s recent inception in June of 2011. The Board also considered the composition of the Fund’s peer group of funds, as determined by GWCM, based on funds of similar size and asset class and with similar intermediary fees as estimated by GWCM from the Fund’s Morningstar category. The Board was provided with a description of the methodology GWCM used to determine the similarity of the Fund with the funds included in the peer group. In evaluating the performance of the Fund, the Board noted how the Fund performed relative to returns of the applicable benchmark and peer group. In addition, the Board noted that it also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that the Fund was in the first quartile of its peer group for the annualized one-year period ended December 31, 2012 (the first quartile being the best performers and the fourth quartile being the worst performers) and outperformed its benchmark for the same period. The Board determined that it was satisfied with the investment performance of the Fund.

Economies of Scale. The Board considered the extent to which economies of scale may be realized as the Putnam Sub-Advised Funds grows and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current level of sub-advisory fees payable by GWCM, and whether those fees include breakpoints, comparative fee information, and the current level of assets of the Putnam Sub-Advised Funds.

Other Factors. The Board considered ancillary benefits derived or to be derived by Putnam from its relationships with the Putnam Sub-Advised Funds as part of the total mix of information evaluated by the Board. The Board noted where services were provided to the Putnam Sub-Advised Funds by affiliates of Putnam. The Board concluded that the sub-advisory fees for the Putnam Sub-Advised Funds were reasonable, taking into account any ancillary benefits derived by Putnam.

Conclusion. Based on its review, the Board, including the Independent Directors, determined that the terms of the New Sub-Advisory Agreement, including the sub-advisory fees, were fair and reasonable and in the best interest of the Putnam Sub-Advised Funds and their shareholders, and unanimously approved the New Sub-Advisory Agreement.

Vote Required

As provided under the 1940 Act, with respect to each Putnam Sub-Advised Fund, approval of the New Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at the shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present at the meeting in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If the New Sub-Advisory Agreement is approved by shareholders of a Putnam Sub-Advised Fund, it is expected to become effective promptly thereafter with respect to such Fund. If the New Sub-Advisory Agreement is not approved by shareholders of a Putnam Sub-Advised Fund, the New Sub-Advisory Agreement will not take effect with respect to such Putnam Sub-Advised Fund and the Board will consider what further action to take.

PART 4

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUNDS

Outstanding Shares

As of December 9, 2013, the Funds had the following number of shares of common stock outstanding:

Fund	Total Outstanding Shares
Great-West Money Market Fund	382,159,479.357
Great-West Short Duration Bond Fund	12,941,271.177
Great-West U.S. Government Mortgage Securities Fund	25,920,747.600
Great-West Federated Bond Fund	39,287,250.214
Great-West Bond Index Fund	75,505,723.905
Great-West Loomis Sayles Bond Fund	53,786,641.534
Great-West Putnam High Yield Bond Fund	28,821,343.531
Great-West Templeton Global Bond Fund	36,108,254.563
Great-West Loomis Sayles Small Cap Value Fund	9,502,466.198
Great-West Invesco Small Cap Value Fund	5,202,154.961
Great-West S&P Small Cap 600® Index Fund	48,364,042.453
Great-West Small Cap Growth Fund	3,213,534.404
Great-West Goldman Sachs Mid Cap Value Fund	37,579,407.130
Great-West Ariel Mid Cap Value Fund	53,384,456.712
Great-West S&P Mid Cap 400® Index Fund	29,536,335.270
Great-West T. Rowe Price Mid Cap Growth Fund	36,314,394.272
Great-West T. Rowe Price Equity Income Fund	44,628,488.616
Great-West Putnam Equity Income Fund	35,082,198.678
Great-West Stock Index Fund	12,182,861.343
Great-West S&P 500® Index Fund	109,069,562.154
Great-West American Century Growth Fund	36,859,525.819
Great-West Multi-Manager Large Cap Growth Fund	28,266,551.511
Great-West MFS International Value Fund	55,953,532.888
Great-West International Index Fund	42,923,851.904
Great-West MFS International Growth Fund	22,846,396.176
Great-West Real Estate Index Fund	25,091,043.556
Great-West Conservative Profile I Fund	4,517,884.854
Great-West Moderately Conservative Profile I Fund	7,191,738.330
Great-West Moderate Profile I Fund	16,494,437.670
Great-West Moderately Aggressive Profile I Fund	14,814,881.840
Great-West Aggressive Profile I Fund	7,049,388.820
Great-West Conservative Profile II Fund	43,734,246.547
Great-West Moderately Conservative Profile II Fund	12,215,649.918
Great-West Moderate Profile II Fund	129,166,751.791
Great-West Moderately Aggressive Profile II Fund	33,797,418.947
Great-West Aggressive Profile II Fund	71,297,364.450
Great-West Lifetime 2015 Fund I	15,965,623.622
Great-West Lifetime 2015 Fund II	65,374,631.031
Great-West Lifetime 2015 Fund III	2,204,957.686
Great-West Lifetime 2025 Fund I	20,214,869.766
Great-West Lifetime 2025 Fund II	87,663,882.160
Great-West Lifetime 2025 Fund III	4,364,583.922
Great-West Lifetime 2035 Fund I	13,793,690.401
Great-West Lifetime 2035 Fund II	60,216,381.169
Great-West Lifetime 2035 Fund III	4,207,176.685
Great-West Lifetime 2045 Fund I	6,546,609.713
Great-West Lifetime 2045 Fund II	29,525,013.721
Great-West Lifetime 2045 Fund III	2,346,986.369
Great-West Lifetime 2055 Fund I	1,702,897.852

Great-West Lifetime 2055 Fund II	7,524,631.928
Great-West Lifetime 2055 Fund III	311,278.437
Great-West SecureFoundation® Lifetime 2015 Fund	7,014,156.332
Great-West SecureFoundation® Lifetime 2020 Fund	5,052,931.715
Great-West SecureFoundation® Lifetime 2025 Fund	3,990,378.108
Great-West SecureFoundation® Lifetime 2030 Fund	2,318,710.123
Great-West SecureFoundation® Lifetime 2035 Fund	1,079,477.790
Great-West SecureFoundation® Lifetime 2040 Fund	168,059.262
Great-West SecureFoundation® Lifetime 2045 Fund	1,113,323.088
Great-West SecureFoundation® Lifetime 2050 Fund	653,944.300
Great-West SecureFoundation® Lifetime 2055 Fund	401,592.462
Great-West SecureFoundation® Balanced Fund	109,610.876
Great-West SecureFoundation® Balanced ETF Fund	1,781,375.139

Beneficial Ownership

Holders of shares of each Fund on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares), with no shares having cumulative voting rights.

As of the Record Date, no persons other than the persons identified in the table set forth in Appendix E were entitled to provide voting instructions with respect to 5% or more of a Fund’s outstanding shares. Other than as indicated in the table in Appendix C, the address of each beneficial owner entitled to provide voting instructions with respect to 5% or more of a Fund’s outstanding shares is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares of each Fund held by these respective entities and the percentage of the total shares outstanding as of December 9, 2013, are set forth in the table in Appendix E.

As of November 30, 2013, the Directors, Nominees, Mr. Zisman and officers of Great-West Funds, as a group, beneficially owned less than 1% of the outstanding shares of the Funds. As of the Record Date, the individuals listed below beneficially owned shares of the Funds set forth in the table below through a qualified retirement plan. No other Director or executive officer of Great-West Funds, individually, or as a group, beneficially owned any shares of the Funds. The address of each Director and executive officer of Great-West Funds is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

MANAGEMENT OWNERSHIP

(HOLDING ANY OUTSTANDING SHARES OF A FUND

AS OF NOVEMBER 30, 2013)

Individual:	Fund:	Number of shares outstanding:	Number of shares held by individual:	Percentage of total shares outstanding held by individual:
Beverly A. Byrne	Great-West S&P Small Cap 600® Index Fund	48,333,228	2,884	0.0060%
John A. Clouthier	Great-West Loomis Sayles Bond Fund	53,882,752	2,281	0.0042%
Ryan L. Logsdon	Great-West Loomis Sayles Bond Fund	53,882,752	1,640	0.0030%
Mary C. Maiers	Great-West S&P	48,333,228	782	0.0016%

	Small Cap 600® Index Fund
David G. McLeod	Great-West Loomis Sayles Bond Fund	53,882,752	2,004	0.0037%
David G. McLeod	Great-West S&P Small Cap 600® Index Fund	48,333,228	2,308	0.0048%
David G. McLeod	Great-West U.S. Government Mortgage Securities Fund	25,954,286	5,709	0.0220%
Joel L. Terwilliger	Great-West Loomis Sayles Bond Fund	53,882,752	90	0.0002%
Joel L. Terwilliger	Great-West S&P Small Cap 600® Index Fund	48,333,228	3,379	0.0070%

PART 5

PROXY VOTING AND OPERATION OF THE MEETING

Shareholders of the Funds

With the exception of the Great-West SecureFoundation Balanced ETF Fund, shares of the Funds may be sold to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, to custodians or trustees of individual retirement accounts, and to qualified retirement plans that have purchased variable contracts. Shares of the Funds are also sold directly to qualified retirement plans, college savings programs and asset allocation funds that are series of Great-West Funds.

Shares of the Great-West SecureFoundation Balanced ETF Fund are available through certain broker-dealers, custodians or trustees of individual retirement accounts or other financial intermediaries who have entered into agreements with the Fund’s distributor to make shares available.

Contract Owners of contracts issued through the following separate accounts (the “Separate Accounts”) of GWL&A, Great-West Life & Annuity Insurance Company of New York (“GWL&ANY”), or New England Life Insurance Company (“NELICO”), who have allocated contract value to one or more of the Funds as of the Record Date, will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Fund.

Insurance Company	Separate Account (registered with the SEC as unit investment trusts)	Separate Accounts (not registered with the SEC)
GWL&A	COLI VUL-2 Series Account	COLI VUL-7 Series Account
	COLI VUL-4 Series Account	COLI VUL-10 Series Account
	FutureFunds Series Account	DB-1 Series Account
	Maxim Series Account	FutureFunds II Series Account
	Pinnacle Series Account	Qualified Series Account
Retirement Plan Series Account
Trillium Variable Annuity Series Account

Variable Annuity-2 Series Account

GWL&ANY	Variable Annuity-2 Series Account	COLI VUL-1 Series Account
	Variable Annuity-3 Series Account	COLI VUL-7 Series Account
DB-1 Series Account
FutureFunds II Series Account

NELICO		TNE Series (k) Account

Qualified retirement plans, owners of certain individual retirement accounts and shareholders of the Great-West SecureFoundation Balanced ETF Fund that directly owned shares of the Funds on the Record Date will be entitled to vote with respect to their proportionate interest (including fractional interests) in each Fund as of the Record Date.

Voting Procedures

In accordance with applicable law, shares attributable to each of the Funds held in the Separate Accounts registered with the SEC will be voted based on instructions received from the Contract Owners who have allocated contract value to one or more Funds as of the Record Date. The number of votes that a Contract Owner has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a Separate Account) to the total number of votes attributable to such Fund. In determining the number of votes, fractional shares will be recognized. Shares attributable to each of the Funds held in the Separate Accounts that are not registered with the SEC will also be voted as described above based on instructions received from Contract Owners who have allocated contract value to one or more of the Funds as of the Record Date. Shares held in the Separate Accounts, whether or not registered, for which a Fund does not receive instructions and shares owned by GWCM, which provided initial capital to certain Funds, as well as shares owned by asset allocation funds that are series of Great-West Funds, will be voted in the same proportion as shares for which the Fund has received instructions.

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked. Unmarked proxies received from Contract Owners in the Separate Accounts will be voted in the same proportion as those proxies with voting instructions.

Voting instructions to abstain on a proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore will have the effect of a vote against). A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Great-West Funds, Inc., 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111 with attention directed to the Secretary of Great-West Funds before the Meeting or by attending the Meeting.

In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Funds or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.

Quorum and Adjournments of the Meeting

One-third of the outstanding shares entitled to vote at the Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. The presence of a quorum will be determined separately for each Fund for Proposals 2 and 3 and collectively for Proposal 1. A quorum can be established by counting shares held by insurance company separate accounts, qualified retirement plans, and other shareholders that are present at the Meeting. If a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any or all proposals to permit further solicitation of proxies. The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. With respect to each Fund, an adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment if it is in the best interest of shareholders. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and such vote is otherwise appropriate.

Expenses of the Solicitation

The Funds will pay no expenses associated with this proxy solicitation. Such expenses will be paid by GWCM. Such proxy solicitation expenses are estimated to amount to $200,000.00.

Other Business

Management knows of no other business of Great-West Funds, other than that set forth in this Proxy Statement, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Shareholder Proposals

Great-West Funds does not generally hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by Great-West Funds in writing a reasonable amount of time before Great-West Funds solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Shareholder Communications

Shareholders of the Funds who want to communicate with the Board or any individual Director should write the applicable Fund to the attention of the Great-West Funds’ Secretary, Ryan Logsdon. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Director and so indicates, it will be sent only to that Director. If a communication does not indicate a specific Director, it will be sent to the chairman of the Board and the independent legal counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Financial Statements

Great-West Funds will furnish, without charge, a copy of a Fund’s most recent annual report for the fiscal year ended December 31, 2012 and the most recent semi-annual report, upon request to: Ryan Logsdon, 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111; (866) 831-7129.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Ryan L. Logsdon
Ryan L. Logsdon
Assistant Vice President, Counsel & Secretary

APPENDIX A

GREAT-WEST FUNDS, INC.

INDEPENDENT DIRECTORS COMMITTEE CHARTER

ADOPTED SEPTEMBER 19, 2013

I.	PURPOSE

The Independent Directors Committee is a committee of the Board of the Fund. Its primary purposes are: (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between the Fund and its service providers, including the review of the Fund’s advisory and distribution arrangements in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”); (3) to carry out the responsibilities of independent directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to the Fund’s independent directors that are not specifically delegated to another Board committee.

II.	COMPOSITION

The Independent Directors Committee shall be comprised solely of directors who are independent directors. For purposes of the Independent Directors Committee, a director is independent if he or she is not an “interested person” of the Fund as that term is defined in the 1940 Act.

The members and Chairman of the Independent Directors Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.	MEETINGS

The Independent Directors Committee shall meet quarterly, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Independent Directors Committee upon reasonable notice to the other members of the Independent Directors Committee.

A majority of the members of the Independent Directors Committee shall constitute a quorum for purposes of the transaction of business. The affirmative vote of a majority of the members comprising a quorum shall be the act of the Independent Directors Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Independent Directors Committee shall:

A.	Board Nominations and Functions

1.	Identify and recommend individuals for membership on the Board. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

(a)	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

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(c)	Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

(d)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

3.	Periodically review independent director compensation and recommend any appropriate changes.

4.	Determine the process to be followed for the annual evaluation of the performance of the Board.

B.	Contract Review

1.	Request such information and materials as it believes are reasonably necessary to evaluate the Fund’s management, advisory, sub-advisory and underwriting arrangements. Based upon its review, the Independent Directors Committee shall determine at least annually whether to recommend to the Board that the current arrangements be approved for continuance for the following year.

2.	Request such information and materials as it believes are reasonably necessary to evaluate the Fund’s Rule 12b-1 Plan(s) and related agreements. Based upon its review, the Independent Directors Committee shall determine at least annually whether to recommend to the Board that the Plan(s) and related agreements be approved for continuance for the following year.

C.	Compliance

1.	Meet at least annually with the Fund’s Chief Compliance Officer (“CCO”). In addition, the Independent Directors Committee may meet in executive session from time to time, as it deems appropriate, with the CCO and/or the CCO’s staff outside the presence of management for purposes as it deems appropriate.

2.	Review the CCO’s written annual report to the Board pursuant to Rule 38a-1 under the 1940 Act.

D.	Other Powers and Responsibilities

1.	Review this Charter, annually, and recommend changes, if any, to the Board.

2.	Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

3.	Perform any other activities consistent with this Charter, the Fund’s charter, by-laws and governing law, as the Independent Directors Committee or the Board deems necessary or appropriate.

4.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Independent Directors Committee deems necessary or appropriate.

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APPENDIX B

FORM OF

INVESTMENT ADVISORY AGREEMENT BETWEEN GREAT-WEST FUNDS, INC.

AND GREAT-WEST CAPITAL MANAGEMENT, LLC

This Investment Advisory Agreement is made this 3rd day of March 2014 (this “Agreement”), by and between Great-West Funds, Inc, a Maryland corporation (“Great-West Funds”), and Great-West Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”).

ARTICLE I

Duties of the Adviser

Great-West Funds hereby employs the Adviser to act as the investment adviser to and manager of Great-West Funds, and, subject to the review of the Board of Directors of Great-West Funds (the “Board”), to manage the investment and reinvestment of the assets of its existing series and of each series it may create in the future (each, a “Fund” and collectively, the “Funds”) and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Great-West Funds in any way or otherwise be deemed an agent of Great-West Funds.

A. Investment Advisory Services. In carrying out its obligations to manage the investment and reinvestment of the assets of Great-West Funds, the Adviser shall, when appropriate and consistent with the limitations set forth in Section C hereof:

(a)	perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of Great-West Funds;

(b)	consult with the Board and furnish to the Board recommendations with respect to an overall investment plan for approval, modification, or rejection by the Board;

(c)	seek out, present, and recommend specific investment opportunities, consistent with any overall investment plan approved by the Board;

(d)	take such steps as are necessary to implement any overall investment plan approved by the Board, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of Great-West Funds, and providing or obtaining such services as may be necessary in managing, acquiring, or disposing of investments;

(e)	regularly report to the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Great-West Funds;

(f)	maintain all required accounts, records, memoranda, instructions, or authorizations relating to the acquisition or disposition of investments for Great-West Funds; and

(g)	determine the net asset value of Great-West Funds as required by applicable law.

If, in the judgment of the Adviser, Great-West Funds would be benefited by supplemental investment research from other persons or entities, outside the context of a specific brokerage transaction, the Adviser is authorized to obtain and pay a reasonable flat fee for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expense of the Adviser may not be necessarily reduced as a result of the receipt of such supplement information. The Adviser shall regularly report to the Board when it has secured or, where time permits, intends to secure said supplemental investment research. It is understood and agreed that the Board retains the right to limit the scope of or to disapprove of said research.

B. Administrative Services. In addition to the performance of investment advisory services, the Adviser shall perform, or supervise the performance of, administrative services in connection with the management of Great-West Funds and the Funds, including all financial reporting for Great-West Funds. In this connection, the Adviser agrees to: (i) assist in supervising all aspects of Great-West Funds’ operations, including the coordination of all matters relating to the functions of the custodian, transfer agent, or other shareholder service agents, if any, accountants, attorneys, and other parties performing services or operational functions for Great-West Funds, (ii) provide Great-West Funds, at the Adviser’s expense, with services of persons who may be the Adviser’s officers, competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of Great-West Funds, including duties in connection with certain reports and the maintenance of certain books and records of Great-West Funds, and (iii) provide Great-West Funds, at the Adviser’s expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. Nothing contained herein will be construed to restrict Great-West Funds’ right to hire its own employees or to contract for services to be performed by third parties.

C. Limitations on Advisory Services. The Adviser shall perform the services under this Agreement subject to the review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of Great-West Funds as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Great-West Funds has furnished or will furnish the Adviser with copies of Great-West Funds’ Prospectuses, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by Great-West Funds.

D. Relationship with Sub-advisers Pursuant to Manager-of-Managers Structure. In fulfilling its duties, the Adviser may select and contract at its own expense with sub-advisers to manage the purchase, retention, and disposition of the investments, securities, and cash of each Fund other than any Fund that is part of a master-feeder arrangement. Furthermore, one or more Funds, as determined by the Adviser, may be advised by two or more sub-advisers. Under these circumstances, the Adviser would allocate such a Fund’s assets between and among its sub-advisers. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement.

Great-West Funds and the Adviser understand and agree that the Adviser will manage Great-West Funds in a “manager-of-managers” style, which contemplates that the Adviser, among other things, is responsible for:

(i)	reviewing and recommending prospective sub-advisers for each Fund;

(ii)	monitoring and supervising each sub-adviser’s performance, including each sub-adviser’s practices in placing orders and selecting brokers and dealers to execute the Funds’ transactions and in negotiating commission rates;

(iii)	providing investment management evaluation services including quantitative and qualitative analysis as well as periodic in-person, telephonic, and written consultations with the sub-advisers;

(iv)	communicating performance expectations and evaluation to each sub-adviser;

(v)	determining whether each sub-advisory agreement should be renewed, modified, or terminated; and

(vi)	providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.

All actions of the Adviser are subject to review by the Board. Great-West Funds recognizes that a sub-adviser’s services may be terminated or modified pursuant to this process, and that the Adviser may appoint a new sub-adviser for a sub-adviser that is so removed.

Each sub-adviser’s fees will be paid by the Adviser out of the advisory fees received from each of the Funds. The fee will be computed daily and paid periodically at an annual rate applied to the value of the average daily net assets of the Fund or, in the future, the portion of the Fund managed by that sub-adviser. Fees paid to a sub-adviser of a Fund with multiple sub-advisers would depend both on the fee rate negotiated with the Adviser and on the percentage of the Fund’s assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser would not be constant, and the relative amounts of fees paid to the various sub-advisers of a Fund would fluctuate. These internal fluctuations, however, would not affect the total management fees paid by a Fund, which would continue to be fixed at the rates and on the terms described in Article II, Section A of this Agreement. Great-West Funds and its Funds have no responsibility to compensate any sub-adviser in any manner.

The sub-advisers serve in a sub-advisory capacity to the Adviser with respect to each Fund for which they provide investment advice. Subject to the general supervision and direction of the Adviser and, ultimately, the Board, each sub-adviser for a Fund:

(i)	furnishes a continuous investment program for the Fund (or, in the future, the portion thereof for which it provides investment advice) it advises in accordance with the Fund’s stated investment objectives and policies;

(ii)	makes investment decisions for the Fund (or, in the future, the portion thereof for which it provides investment advice); and

(iii)	places all orders to purchase and sell securities on behalf of the Fund (or, in the future, the portion thereof for which it provides investment advice).

Each sub-adviser is, and any future sub-adviser will be, registered as an investment adviser under the Investment Advisers Act of 1940 and is or will be an “investment adviser,” as defined in Section 2(a)(20) of the Investment Company Act, with respect to the Fund or Funds (or portion thereof) for which it provides investment advice. In addition, a sub-adviser may perform certain limited administrative functions associated with its services for the relevant Fund(s) as set forth in the relevant sub-advisory agreement.

If a Fund employs multiple sub-advisers, each of whom would have complete discretion to purchase and sell securities for that portion of the assets of the Fund assigned to it by the Adviser, the Adviser will monitor the performance of both the Fund as a whole and each sub-adviser and will reallocate Fund assets among individual sub-advisers, or recommend to the Board that a Fund employ or terminate particular sub-advisers, to the extent necessary to achieve the overall objective of the particular Fund.

Pursuant to the “manager-of-managers” structure, each sub-adviser recommended by the Adviser will be selected and approved by the Board, including a majority of the Directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act, of Great-West Funds or the Adviser (the “Independent Directors”), and each sub-adviser will perform its services pursuant to a written sub-advisory agreement that complies with Section 15(a) of the Investment Company Act and has been approved by the Board, including a majority of the Independent Directors.

ARTICLE II

Compensation of the Adviser

A. Investment Advisory Fee. As compensation for its services with respect to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Great-West American Century Growth Fund; 0.95% of the average daily net assets of the Great-West Ariel Mid Cap Value Fund; 0.50% of the average daily net assets of the Great-West Bond Index Fund; 0.70% of the average daily net assets of the Great-West Federated Bond Fund; 1.25% of the average daily net assets of the Great-West Goldman Sachs Mid Cap Value Fund; 0.70% of the average daily net assets of the Great-West International Index Fund; 1.40% of the average daily net assets of the Great-West Invesco Small Cap Value Fund; 1.00% of the average daily net assets of the Great-West Multi-Manager Large Cap Growth Fund on assets up to $1 billion and 0.95% of the average daily net assets of the Great-West Multi-Manager Large Cap Growth Fund on assets over $1 billion; 0.90% of the average daily net assets of the Great-West Loomis Sayles Bond Fund; 1.00% of the average daily net assets of the Great-West Loomis Sayles Small Cap Value Fund; 1.20% of the average daily net assets of the Great-West MFS International Growth Fund; 1.00% of the average daily net assets of the Great-West MFS International Value Fund; 0.46% of the average daily net assets of the Great-West Money Market Fund; 1.10% of the average daily net assets of the Great-West Putnam Equity Income Fund; 1.10% of the average daily net assets of the Great-West Putnam High Yield Bond Fund; 0.70% of the average daily net assets of the Great-West Real Estate Index Fund; 0.60% of the average daily net assets of the Great-West S&P 500 Index Fund; 0.60% of the average daily net assets of the Great-West S&P Mid Cap 400 Index Fund; 0.60% of the average daily net assets of the Great-West S&P Small Cap 600 Index Fund; 0.60% of the average daily net assets of the Great-West Short Duration Bond Fund; 1.10% of the average daily net assets of the Great-West Small Cap Growth Fund; 0.60% of the average daily net assets of the Great-West Stock Index Fund; 1.30% of the average daily net assets of the Great-West Templeton Global Bond Fund; 0.80% of the average daily net assets of the Great-West T. Rowe Price Equity Income Fund; 1.00% of the average daily net assets of the Great-West T. Rowe Price Mid Cap Growth Fund; and 0.60% of the average daily net assets of the Great-West U.S. Government Mortgage Securities Fund.

As compensation for its services with respect to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.12% of the average daily net assets of the Great-West Lifetime 2015 Fund I, Great-West Lifetime 2015 Fund II, Great-West Lifetime 2015 Fund III, Great-West Lifetime 2025 Fund I, Great-West Lifetime 2025 Fund II, Great-West Lifetime 2025 Fund III, Great-West Lifetime 2035 Fund I, Great-West Lifetime 2035 Fund II, Great-West Lifetime 2035 Fund III, Great-West Lifetime 2045 Fund I, Great-West Lifetime 2045 Fund II, Great-West Lifetime 2045 Fund III, Great-West Lifetime 2055 Fund I, Great-West Lifetime 2055 Fund II, and Great-West Lifetime 2055 Fund III.

As compensation for its services with respect to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.25% of the average daily net assets of each of the Great-West Aggressive Profile I Fund, Great-West Moderately Aggressive Profile I Fund, Great-West Moderate Profile I Fund, Great-West Moderately Conservative Profile I Fund, Great-West Conservative Profile I Fund; and 0.10% of the average daily net assets of each of the Great-West Aggressive Profile II Fund, Great-West Moderately Aggressive Profile II Fund, Great-West Moderate Profile II Fund, Great-West Moderately Conservative Profile II Fund, Great-West Conservative Profile II Fund.

As compensation for its services with respect to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.10% of the average daily net assets of the Great-West SecureFoundation® Balanced Fund; 0.16% of the average daily net assets of the Great-West SecureFoundation® Balanced ETF Fund; 0.12% of the average daily net assets of the Great-West SecureFoundation® Lifetime 2015 Fund, Great-West SecureFoundation® Lifetime 2020 Fund, Great-West SecureFoundation® Lifetime 2025 Fund, Great-West SecureFoundation® Lifetime 2030 Fund, Great-West SecureFoundation® Lifetime 2035 Fund, Great-West SecureFoundation® Lifetime 2040 Fund, Great-West SecureFoundation® Lifetime 2045 Fund, Great-West SecureFoundation® Lifetime 2050 Fund, and Great-West SecureFoundation® Lifetime 2055 Fund.

B. Allocation of Expenses. Except with respect to the Funds indicated below, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, and Great-West Funds shall pay only extraordinary expenses, including the cost of litigation.

With respect to the Great-West Ariel Mid Cap Value, Great-West Loomis Sayles Small Cap Value, Great-West T. Rowe Price Equity Income, Great-West Small Cap Growth, Great-West MFS International Value, Great-West T. Rowe Price Mid Cap Growth and Great-West SecureFoundation® Balanced ETF Funds:

(a)	The Adviser shall be responsible for all of its expenses incurred in performing the services set forth in Article I hereunder. Such expenses include, but are not limited to, costs incurred in providing investment advisory services; compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading, and investment management of Great-West Funds; and paying all fees of all directors of Great-West Funds who are affiliated persons of the Adviser or any of its subsidiaries.

(b)

Great-West Funds pays all other expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest, charges of the custodian and transfer agent, if any, cost of auditing services, directors’ fees, legal expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, Securities and Exchange Commission fees, advisory fees, insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing proxies, stock certificates, costs of corporate meetings, and any extraordinary expenses, including litigation costs. Accounting services are provided for Great-West Funds by the Adviser and Great-West Funds shall reimburse the Adviser for its costs in connection therewith.

With respect to the Great-West Lifetime 2015 Fund I, Great-West Lifetime 2015 Fund II, Great-West Lifetime 2015 Fund III, Great-West Lifetime 2025 Fund I, Great-West Lifetime 2025 Fund II, Great-West Lifetime 2025 Fund III, Great-West Lifetime 2035 Fund I, Great-West Lifetime 2035 Fund II, Great-West Lifetime 2035 Fund III, Great-West Lifetime 2045 Fund I, Great-West Lifetime 2045 Fund II, Great-West Lifetime 2045 Fund III, Great-West Lifetime 2055 Fund I, Great-West Lifetime 2055 Fund II, and Great-West Lifetime 2055 Fund III, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, except that Great-West Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act and any extraordinary expenses, including litigation costs.

With respect to the Great-West SecureFoundation® Balanced Fund, Great-West SecureFoundation® Lifetime 2015 Fund, Great-West SecureFoundation® Lifetime 2025 Fund, Great-West SecureFoundation® Lifetime 2035 Fund, Great-West SecureFoundation® Lifetime 2045 Fund, and Great-West SecureFoundation® Lifetime 2055 Fund, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, except that Great-West Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act and any extraordinary expenses, including litigation costs.

With respect to the Great-West SecureFoundation® Lifetime 2020 Fund, Great-West SecureFoundation® Lifetime 2030 Fund, Great-West SecureFoundation® Lifetime 2040 Fund, and Great-West SecureFoundation® Lifetime 2050 Fund, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, except that Great-West Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act and any extraordinary expenses, including litigation costs.

Notwithstanding the preceding paragraphs of Section B, above, with respect to the Class L shares of the Funds, as applicable, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, except that Great-West Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act and any extraordinary expenses, including litigation costs.

Notwithstanding the second and sixth paragraphs of Section B, above, with respect to the Class L shares of the Great-West Ariel Mid Cap Value, Great-West Loomis Sayles Small Cap Value, Great-West T. Rowe Price Equity Income, Great-West Small Cap Growth, Great-West MFS International Value, and Great-West T. Rowe Price Mid Cap Growth Funds:

(a)	The Adviser shall be responsible for all of its expenses incurred in performing the services set forth in Article I hereunder. Such expenses include, but are not limited to, costs incurred in providing investment advisory services; compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading, and investment management of Great-West Funds; and paying all fees of all directors of Great-West Funds who are affiliated persons of the Adviser or any of its subsidiaries.

(b)	Great-West Funds pays all other expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest, charges of the custodian and transfer agent, if any, costs of auditing services, directors’ fees, legal expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, Securities and Exchange Commission fees, advisory fees, insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing proxies, stock certificates, costs of corporate meetings, and any extraordinary expenses, including litigation costs, and all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act (or successor plan). Accounting services are provided for Great-West Funds by the Adviser and Great-West Funds shall reimburse the Adviser for its costs in connection therewith.

Notwithstanding the preceding paragraphs of Section B, above, with respect to the Class A and S shares of the Great-West SecureFoundation® Balanced ETF Fund:

(a)	The Adviser shall be responsible for all of its expenses incurred in performing the services set forth in Article I hereunder. Such expenses include, but are not limited to, costs incurred in providing investment advisory services; compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading, and investment management of Great-West Funds; and paying all fees of all directors of Great-West Funds who are affiliated persons of the Adviser or any of its subsidiaries.

(b)

Great-West Funds pays all other expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest, charges of the custodian and transfer agent, if any, cost of auditing services, directors’ fees, legal expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, Securities and Exchange Commission fees, advisory fees, insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing proxies, stock certificates, costs of corporate meetings, and any extraordinary expenses, including litigation costs, and all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act (or successor plan). Accounting services are provided for Great-West Funds by the Adviser and Great-West Funds shall reimburse the Adviser for its costs in connection therewith.

C. Excess Expenses. Notwithstanding the second paragraph of Section B, above, with respect to the following Funds of Great-West Funds, the Adviser shall pay Expenses which exceed an annual rate of: 1.10% of the average daily net assets of the Great-West Ariel Mid Cap Value Fund; 1.30% of the average daily net assets of the Great-West Loomis Sayles Small Cap Value Fund; 1.20% of the average daily net assets of the Great-West MFS International Value Fund; 1.10% of the average daily net assets of the Great-West Small Cap Growth Fund; 0.95% of the average daily net assets of the Great-West T. Rowe Price Equity Income Fund; and 1.05% of the average daily net assets of the Great-West T. Rowe Price Mid Cap Growth Fund. For purposes of this Section C, “Expenses” with respect to a Fund shall mean the sum of (a) the investment advisory fee described in Section A, above, for such Fund, and (b) expenses to be paid directly by Great-West Funds, as described in clause (b) of the second paragraph of Section B, above, with respect to such Fund.

Notwithstanding the seventh paragraph of Section B, above, with respect to Class L shares of the Great-West Ariel Mid Cap Value Fund, Great-West Loomis Sayles Small-Cap Value Fund, Great-West MFS International Value Fund, Great-West Small-Cap Growth Fund, Great-West T. Rowe Price Equity/Income Fund, and Great-West T. Rowe Price MidCap Growth Fund, for purposes of this Section C, “Expenses” with respect to a Fund shall mean the sum of (a) the investment advisory fee described in Section A, above, for such Fund, and (b) expenses to be paid directly by Great-West Funds, as described in clause (b) of the seventh paragraph of Section B, above, excluding all distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act (or successor plan), with respect to such Fund.

ARTICLE III

Portfolio Transactions and Brokerage

The Adviser agrees to determine the securities to be purchased or sold by the Funds, subject to the provisions of Article I, and to place orders pursuant to its determinations, either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitations.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for Great-West Funds and will use its best efforts to obtain the most favorable net results and execution of Great-West Funds’ orders, taking into account all appropriate factors including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. In evaluating the net results of brokerage services offered by brokers or dealers that also provide supplemental investment research to the Adviser for a flat fee (see Article I) the Adviser need not take such a flat fee into consideration.

If, in the judgment of the Adviser, Great-West Funds would be benefited by supplemental investment research in addition to such research furnished for a flat fee, the Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The expenses of the Adviser may not necessarily be reduced as a result of receipt of such supplemental information.

Subject to the above requirements and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or Great-West Funds are affiliated.

ARTICLE IV

Activities of the Adviser

The services of the Adviser to Great-West Funds under this Agreement are not to be deemed exclusive and the Adviser will be free to render similar services to others so long as its services under this Agreement are not impaired. It is understood that directors, officers, employees, and shareholders of Great-West Funds are or may become interested in the Adviser, as managers, officers, employees, members, or otherwise, and that managers, officers, employees, or members of the Adviser are or may become similarly interested in Great-West Funds, and that the Adviser is or may become interested in Great-West Funds as shareholder or otherwise.

It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of Great-West Funds in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to Great-West Funds.

Securities held by Great-West Funds may also be held by separate accounts or other mutual funds for which the Adviser acts as an adviser or by the Adviser or its subsidiaries. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its subsidiaries or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for Great-West Funds or other entities for which the Adviser or its subsidiaries act as investment adviser or for their advisory clients arise for consideration at or about the same time, Great-West Funds agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, Great-West Funds recognizes that there may an adverse effect on price.

It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of Great-West Funds as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for Great-West Funds with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to Great-West Funds and to such other accounts or companies. Great-West Funds recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund’s portfolio.

ARTICLE V

Effectiveness of the Agreement

This Agreement shall not become effective (and the Adviser shall not serve or act as investment adviser) unless and until it is approved by the Board including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by the sole shareholder; and this Agreement shall come into full force and effect on the date on which it is so approved.

ARTICLE VI

Term of the Agreement

This Agreement shall remain in effect for one year from its effective date and shall continue so long as such continuance is specifically approved by a majority of the outstanding shares of Great-West Funds at that time and at least annually thereafter (a) by the vote of the majority of the Board, or by vote of a majority of the outstanding shares of Great-West Funds, including a majority of the outstanding shares of each Fund, and (b) by the vote of a majority of the members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a)	Shall not be terminated by the Adviser without sixty days’ prior written notice and without the prior approval of a new investment advisory agreement by vote of a majority of the outstanding shares of Great-West Funds;

(b)	Shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of Great-West Funds, on sixty days’ written notice to the Adviser;

(c)	Shall not be amended without specific approval of such amendment by (i) the Board, or by the vote of a majority of the outstanding shares of Great-West Funds, including a majority of the outstanding shares of each Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval; and

(d)	Shall automatically terminate upon assignment by either party.

ARTICLE VII

Recordkeeping

The Adviser agrees that all accounts and records which it maintains for Great-West Funds shall be the property of Great-West Funds and that it will surrender promptly to the designated officers of Great-West Funds any or all such accounts and records upon request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser also agrees that it will maintain all records and accounts regarding the investment activities of Great-West Funds in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to Great-West Funds’ accountants or auditors during regular business hours at the Adviser’s offices upon reasonable prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of Great-West Funds or as may be required by any governmental agency having jurisdiction.

ARTICLE VIII

Liability of the Adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its managers, agents, officers, employees, members, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its managers, officers, employees, or agents shall be subject to liability to Great-West Funds or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by Great-West Funds or any shareholder in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

ARTICLE IX

Governing Law

This Agreement is subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to Great-West Funds or any of its Funds, the term “majority of the outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

GREAT-WEST FUNDS, INC.
By:
Name:
Title:

Attest:
By:
Name:
Title:

GREAT-WEST CAPITAL MANAGEMENT, LLC
By:
Name:
Title:

Attest:
By:
Name:
Title:

APPENDIX C

ADVISORY FEES PAID BY THE FUNDS AND AMOUNT OF

FEES WAIVED OR EXPENSES REIMBURSED BY GWCM

Fund	Advisory Fee Paid by Fund for Fiscal Year Ended 12/31/12	Amount of Fees Waived or Expenses Reimbursed by GWCM
Great-West Money Market Fund	$455,877.42	$1,705,223.24
Great-West Short Duration Bond Fund	$555,302.81
Great-West U.S. Government Mortgage Securities Fund	$2,329,471.89
Great-West Federated Bond Fund	$2,827,005.40
Great-West Bond Index Fund	$3,742,804.72
Great-West Loomis Sayles Bond Fund	$3,582,601.40
Great-West Putnam High Yield Bond Fund	$1,619,263.53
Great-West Templeton Global Bond Fund	$3,274,327.92
Great-West Loomis Sayles Small Cap Value Fund	$2,107,626.05	$11,837.57
Great-West Invesco Small Cap Value Fund	$885,376.45
Great-West S&P Small Cap 600® Index Fund	$2,372,766.52
Great-West Small Cap Growth Fund	$1,011,889.71	$19,516.78
Great-West Goldman Sachs Mid Cap Value Fund	$2,204,741.50
Great-West Ariel Mid Cap Value Fund	$405,195.03	$91,080.86
Great-West S&P Mid Cap 400® Index Fund	$1,078,076.30
Great-West T. Rowe Price Mid Cap Growth Fund	$6,392,261.36	$$54,452.29
Great-West T. Rowe Price Equity Income Fund	$5,731,369.21	$40,477.32
Great-West Putnam Equity Income Fund	$3,728,043.41
Great-West Stock Index Fund	$1,741,771.69
Great-West S&P 500® Index Fund	$6,956,765.04
Great-West American Century Growth Fund	$4,517,651.19
Great-West Multi-Manager Large Cap Growth Fund	$2,852,545.46
Great-West MFS International Value Fund	$2,873,219.16	$15,780.18
Great-West International Index Fund	$1,653,901.92
Great-West MFS International Growth Fund	$2,788,387.69
Great-West Real Estate Index Fund	$52,395.29
Great-West Conservative Profile I Fund	$79,924.63
Great-West Moderately Conservative Profile I Fund	$124,532.22
Great-West Moderate Profile I Fund	$376,373.77
Great-West Moderately Aggressive Profile I Fund	$322,873.89
Great-West Aggressive Profile I Fund	$158,635.54
Great-West Conservative Profile II Fund	$328,861.16
Great-West Moderately Conservative Profile II Fund	$74,211.28
Great-West Moderate Profile II Fund	$922,126.29
Great-West Moderately Aggressive Profile II Fund	$205,380.49
Great-West Aggressive Profile II Fund	$537,687.91
Great-West Lifetime 2015 Fund I	$191,117.77
Great-West Lifetime 2015 Fund II	$665,003.91
Great-West Lifetime 2015 Fund III	$ 27,993.02
Great-West Lifetime 2025 Fund I	$229,990.96
Great-West Lifetime 2025 Fund II	$867,620.24

C-1

Great-West Lifetime 2025 Fund III	$56,748.81
Great-West Lifetime 2035 Fund I	$166,916.12
Great-West Lifetime 2035 Fund II	$582,589.73
Great-West Lifetime 2035 Fund III	$53,322.04
Great-West Lifetime 2045 Fund I	$77,448.05
Great-West Lifetime 2045 Fund II	$274,076.13
Great-West Lifetime 2045 Fund III	$30,710.45
Great-West Lifetime 2055 Fund I	$ 22,379.37
Great-West Lifetime 2055 Fund II	$60,493.09
Great-West Lifetime 2055 Fund III	$2,627.45
Great-West SecureFoundation® Lifetime 2015 Fund	$58,882.21
Great-West SecureFoundation® Lifetime 2020 Fund	$3389.78
Great-West SecureFoundation® Lifetime 2025 Fund	$49,788.47
Great-West SecureFoundation® Lifetime 2030 Fund	$2,653.94
Great-West SecureFoundation® Lifetime 2035 Fund	$28,049.05
Great-West SecureFoundation® Lifetime 2040 Fund	$1,792.47
Great-West SecureFoundation® Lifetime 2045 Fund	$13,553.94
Great-West SecureFoundation® Lifetime 2050 Fund	$264.06
Great-West SecureFoundation® Lifetime 2055 Fund	$1,197.41
Great-West SecureFoundation® Balanced Fund	$26,271.38
Great-West SecureFoundation® Balanced ETF Fund	$2,269.66	$64,541.45

C-2

APPENDIX D

FORM OF

SUB-ADVISORY AGREEMENT AMONG GREAT-WEST FUNDS, INC., GREAT-WEST

CAPITAL MANAGEMENT, LLC AND PUTNAM INVESTMENT MANAGEMENT, LLC FOR

THE GREAT-WEST PUTNAM HIGH YIELD BOND FUND AND GREAT-WEST PUTNAM

EQUITY INCOME FUND

This Sub-Advisory Agreement (this “Agreement”) is made this 3rd day of March 2014 by and among Great-West Capital Management, LLC, a Colorado limited liability company and registered investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Putnam Investment Management, LLC, a limited liability company organized under the laws of Delaware and registered investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser”) and Great-West Funds, Inc., a Maryland corporation and registered investment company under the Investment Company Act of 1940 (the “Fund”). This Agreement describes the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the “Portfolios”) listed in Schedule A, attached hereto and commencing on the dates set forth therein, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund has entered into an Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) whereby the Adviser agrees to act as adviser to and manager of the Fund. In that capacity, the Adviser agreed to manage the investment and reinvestment of the assets of the Portfolios and to administer the Fund’s affairs. The Adviser wishes to obtain the Sub-adviser’s assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Employment; Sub-Advisory Services; Authorizations; Limitations

A.       Employment. The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Portfolios, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein.

B.       Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section D hereof:

(1)       consult with the Adviser and the Board and furnish to the Adviser and the Board recommendations with respect to an investment plan for the Portfolios for approval, modification, or rejection by the Adviser and Board;

(2)       perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios, as set forth in the Fund’s Registration Statement;

(3)       seek out specific investment opportunities for the Portfolios consistent with the investment plan;

(4)       take such steps as are necessary to implement the investment plan for the Portfolios, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolios, providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, and consulting as appropriate with the Adviser;

(5)       communicate as appropriate to the Adviser adequate and timely information on investment-related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments;

(6)       arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

(7)       report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

(8)       maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios as required by applicable law and this Agreement;

(9)       arrange with the Adviser an administrative process acceptable to the Adviser which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios by Sub-adviser;

(10)       provide such information reasonably requested by the Adviser for compliance and regulatory matters, including but not limited to any changes to the Sub-adviser’s Compliance Policies and Procedures and Code of Ethics;

(11)       meet the terms of and cooperate in regular inspections of the Sub-adviser by the Adviser as requested from time to time by the Adviser; and

(12)       vote all shares held by the Portfolios.

C.       Authorizations.

(1)       Sub-adviser is authorized on behalf of the Portfolios to enter into agreements and execute any documents required to make investments pursuant to this Agreement and the investment plan.

(2)       In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Adviser, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

(3)       If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

D.       Limitations on Advisory Services.

(1)       The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), its Articles of Incorporation and Bylaws, each as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Sub-adviser will be entitled to rely on all documents furnished by the Adviser. The Adviser will continue to provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-adviser pursuant to this Agreement.

(2)       The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Articles of Incorporation and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish to Sub-adviser any amendments or supplements thereto before or at the time the same become effective. The Sub-adviser is entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.       Investment Advisory Fee. The Adviser, and not the Fund, will pay the Sub-adviser on a monthly basis for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B hereto, as such Schedule may be amended from time to time by mutual written agreement. Payment will be made on or about the 15th day of each month based on the average daily net assets of the Portfolios during the immediately preceding month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination. Except for the investment advisory fee described in Schedule B, no other compensation or fees shall be payable to Sub-adviser under this Agreement.

B.       Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. Such expenses include the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolios). As described in the Advisory Agreement, the Fund and/or the Adviser pay all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser’s overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings. Notwithstanding the foregoing, the Sub-Advisor shall be obligated to reimburse the Fund for liabilities incurred as a result of overdrafts.

ARTICLE IV

Portfolio Transactions and Brokerage

A.       Portfolio Transactions and Brokerage. The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with the Adviser and the Board, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

(1)       The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolio’s orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

(2)       The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

(3)       Subject to the above requirements and compliance with the provisions of the 1940 Act, 1934 Act, and other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

A.       Exclusivity; Supplemental Investment Research.

(1)       The services of the Sub-adviser under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholder or otherwise, and that directors, officers, employees or shareholder of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

(2)       It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. In addition, the Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of its accounts and other accounts it advises may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

B.       Investment Transactions. Securities held by the Portfolios may also be held by other separate accounts or mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. In accordance with applicable law, if purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund and Adviser agree that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on the price thereof.

C.       Aggregate Transactions. It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies and the Portfolios in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the investments purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

ARTICLE VI

Effectiveness; Term; Termination; Amendment

A.       Effectiveness. This Agreement shall not become effective (and the Sub-adviser shall not serve or act hereunder) unless and until it is approved by the Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required under applicable laws, rules, regulations and/or exemptive orders issued by the SEC, by a majority of the shareholders of each of the Portfolios.

B.       Term. The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (i) by the vote of a majority of the Board, or by vote of a majority of the outstanding shares of each of the Portfolios, and (ii) the vote of a majority of the Board, who are not parties to this Agreement or interested person in any such party, cast in person at a meeting called for the purpose of voting on such approval.. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the Sub-adviser’s performance hereunder.

C.       Termination. This Agreement:

(1)       shall not be terminated by the Sub-adviser without 60 days prior written notice to Adviser;

(2)       shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on 60 days written notice to Sub-adviser;

(3)       shall automatically terminate upon assignment by either party; and

(4)       may be terminated upon written notice from Adviser to Sub-adviser in the event Sub-adviser materially breaches its obligations or any representation or warranty hereunder.

D.       Amendment. This Agreement may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios.

ARTICLE VII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve all records prescribed by the rules and regulations of the SEC and applicable law for such periods of time as prescribed by such rules and regulations and applicable law. The Sub-adviser also agrees that it will maintain all records and accounts regarding its investment activities hereunder in a confidential manner and will not disclose the same to any third party; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors that have a legitimate need to know such information. All such accounts or records shall be made available, within five business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-adviser’s offices upon reasonable prior written notice. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction hereof.

ARTICLE VIII

Indemnification; Limitation of Liability; Procedures

A.       Indemnification of Adviser and Fund by Sub-adviser. The Sub-adviser agrees and undertakes to hold harmless, indemnify and protect the Fund and Adviser and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by the Fund or Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-adviser, or (2) the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-adviser’s indemnity in favor of the Fund or Adviser deemed to protect the Fund or Adviser against any liability to which the Fund or Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

B.       Indemnification of Sub-adviser by Adviser. The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-adviser and its directors, officers, employees, agents, subsidiaries and affiliates from and against any and all Losses incurred or suffered by Sub-adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Adviser, or (2) the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is Adviser’s indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

C.       Indemnification Related to Disclosure Documents.

(1)       The Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers, and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the 1934 Act from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration

Statement, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

(2)       The Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund or Adviser had informed the Sub-adviser was to be used in the Disclosure Documents. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.       Limitation of Liability. In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted.

E.       Procedures.

(1)       The party seeking indemnification under this Article VIII (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

(2)       In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

(3)       So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may reasonably deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may reasonably deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions of this Article VIII; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled.

(4)       Failure of any party hereto to give notice as required under this Article VIII will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

ARTICLE IX

Representation and Warranties

A.       Representations and Warranties of Sub-Adviser. Sub-adviser represents and warrants to the Adviser as follows:

(1)       Organization and Authority. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)       Authorization. The execution, delivery and performance by Sub-adviser of this Agreement are within Sub-adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)       Non-Contravention. The execution, delivery and performance by Sub-adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Sub-adviser.

(4)       Registration. It is registered as an investment adviser under the Investment Adviser’s Act of 1940, as amended.

(5)       Disclosure Documents.

(a)       The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund or Adviser has informed it is to be used in a particular Disclosure Document, as defined below, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or the Adviser had informed the Sub-adviser was to be used in the particular disclosure document.

(b)       The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents. The Fund or the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

B.       Representation and Warranties of Adviser. The Adviser represents and warrants to Sub-adviser as follows:

(1)       Organization and Authority. It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)       Authorization. The execution, delivery and performance by Adviser of this Agreement are within Adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)       Non-Contravention. The execution, delivery and performance by Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Adviser.

(4)       Registration. It is registered as an investment adviser under the Investment Adviser’s Act of 1940.

(5)       Disclosure Documents. The Adviser represents and warrants to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

ARTICLE X

Miscellaneous

A.       Governing Law; Interpretation. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and the rules and regulations of the SEC thereunder, including such exemptions therefrom as the SEC may grant. Words and phrases used herein shall be interpreted in accordance with the 1940 Act and rules and regulations thereunder. As used with respect to the Portfolios, the term “majority of the outstanding shares” shall have the meaning ascribed to it in the 1940 Act and rules and regulations thereunder. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the 1940 Act or rules and regulations thereunder, the 1940 Act and such rules and regulations shall control.

B.       Severability. If any provision of this Agreement is held to be unenforceable, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remaining provisions shall remain in full force and effect.

C.       Counterparts. This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

D.       Notices. Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

If to the Adviser or Fund:

8525 East Orchard Road, 2T3

Greenwood Village, CO 80111

Attn: Beverly A. Byrne, Secretary

If to the Sub-adviser:

1 PO Square, 12th floor

Boston, MA 02109

Attn: Catherine Saunders

E.       No Third Party Beneficiaries. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, an person or entity that is not a party to this Agreement.

F.       Waiver. Failure of any party to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

G.       Survival. Article VIII hereof shall survive the termination of this Agreement.

H.       Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. All prior understandings and agreements between the parties relating to the subject matter hereof are merged in this Agreement, which alone and completely expresses their understanding.

I.       Independent Contractors; No Agency. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund or Portfolios in any way or otherwise be deemed an agent of the Fund or Portfolios. This Agreement will not be construed to create or imply any partnership, agency, or joint venture.

J.       Captions. The captions of this Agreement are for convenience and ease of reference only and in no way define, describe, extend, or limit the scope of this Agreement or the intent of any of its provisions.

K.       Force Majeure. No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of a party.

L.       Non-Compete. Sub-adviser acknowledges that in the course of providing services hereunder, it may obtain information regarding shareholders of the Fund, including defined contribution plans (e.g. 401(a), 401(k), 457 and 403(b) plans) and participants of such plans. Sub-adviser agrees that it will not use any such information for any purpose other than to perform its obligations specifically set forth hereunder.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:

Witness:	Name:

Name:	Title:

GREAT-WEST FUNDS, INC.

By:

Witness:	Name:

Name:	Title:

PUTNAM INVESTMENT MANAGEMENT, LLC

By:

Witness:	Name:

Name:	Title:

Schedule A – Portfolios

Great-West Putnam High Yield Bond Fund

Great-West Putnam Equity Income Fund

Schedule B – Fees

Fee Rate (as a % of average daily net asset value).

Great-West Putnam High Yield Bond Fund

0.35% on all assets

Great-West Putnam Equity Income Fund

0.40% on the first $250 million

0.35% on the next $250 million

0.30% on all assets in excess of $500 million

APPENDIX E

BENEFICIAL OWNERS

(HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES OF A FUND)

OF THE FUNDS AS OF DECEMBER 9, 2013)

Entity or Individual:	Address:	Fund:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

(LOGO HERE) bottom of window should be aligned with marker #7	GREAT-WEST FUNDS, INC. Proxy Ballot for Special Meeting of Shareholders – March 3, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUNDS

The undersigned hereby appoints Beverly A. Byrne and Ryan L. Logsdon, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of Great-West Funds, Inc. (“Great-West Funds”) to be held at 8525 East Orchard Road., Greenwood Village, Colorado 80111, at 10:30 a.m., Mountain Time, on March 3, 2014, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on December 9, 2013, upon the proposals on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

(Registration here)

top of window should be aligned

with marker #3.2

This Proxy will be voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the election of each nominee to the Board of Directors, a vote FOR approval of the new investment advisory agreement with Great-West Capital Management, LLC and a vote FOR approval of the new sub-advisory agreement with Putnam Investment Management, LLC (applies only to Great-West Putnam High Yield Bond Fund and Great-West Putnam Equity Income Fund).

This Proxy may be revoked by the Shareholder (Contract Owner) at any time prior to the Special Meeting.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

GREAT-WEST FUNDS, INC.

(Fund name inserted here)

Proxy Ballot for Special Meeting of Shareholders – March 3, 2014

Vote by Phone, by Mail or via the Internet!

CALL:	To vote your proxy by phone, call

[insert #] and enter the 12-digit control number found on the reverse side of this Proxy Ballot. This touch-tone voting line is available 24 hours a day, seven days a week.

LOG-ON:	To vote on the Internet go to www. .com and enter the 12-digit control number found on the reverse side of this Proxy Ballot.

MAIL:

To vote your proxy by mail, check the appropriate voting box on the reverse side of this Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: [insert].

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark your vote on the reverse of this Proxy Ballot.

Shareholder sign here

Joint owner sign here

Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

(Fund Name Here)

CONTROL NUMBER
123456789123

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO

THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all nominees in the same manner, please use the boxes below.

	FOR ALL	ABSTAIN ALL
	☐	☐

To vote for each nominee individually, please use these boxes.

1. TO ELECT DIRECTORS OF THE FUND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED	FOR	ABSTAIN

Mitchell T.G. Graye	☐	☐

Gail H. Klapper	☐	☐

Stephen G. McConahey	☐	☐

Charles P. Nelson	☐	☐

Donna L. Lynne	☐	☐

2. APPROVAL OF A NEW INVESTENT ADVISORY AGREEMENT BETWEEN GREAT-WEST FUNDS, INC. AND GREAT-WEST CAPITAL MANAGEMENT, LLC

FOR AGAINST ABSTAIN

3. APPROVAL OF A NEW SUB-ADIVSORY AGREEMENT AMONG GREAT-WEST FUNDS, INC., GREAT-WEST CAPITAL MANAGEMENT, LLC AND PUTNAM INVESTMENT MANAGEMENT, LLC FOR ONLY THE GREAT-WEST PUTNAM HIGH YIELD BOND FUND AND GREAT-WEST PUTNAM EQUITY INCOME FUND

FOR AGAINST ABSTAIN

4. IN THE DISCRETION OF THE BOARD OF DIRECTORS, TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)